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                                                                  Exhibit 10.11

                      THE PACIFIC GAS AND ELECTRIC COMPANY


                                RETIREMENT PLAN

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                                     PART I

                    APPLICABLE TO MANAGEMENT EMPLOYEES ONLY


                               TABLE OF CONTENTS

                                RETIREMENT PLAN


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1.    Introduction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

2.    Eligibility and Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

3.    Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

4.    Break in Service and Reemployment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

5.    Normal Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

6.    Basic Pension Benefit Formula . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

7.    Early Retirement Pension Benefit Formula  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

8.    Pensions Where Employment Ends Before Age 55  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

9.    Deferred Retirement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

10.   Forms of Pension  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7

11.   Spouse's Pension  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8

12.   Withdrawal of Participant Contributions on Termination of Employment  . . . . . . . . . . . . . . . . . . . . . . .    9

13.   Death Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

14.   Facility of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

15.   Benefits Are Not Assignable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

16.   Employer Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

17.   Company's Powers and Duties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

18.   Funding and Investment Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

19.   Administration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

20.   Claims Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

21.   Amendment, Termination, and Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13

22.   Definitions and Cross-References  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13

SPECIAL PROVISIONS A, B, C, D, E, F, G, H, I, J, K and M  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19-72

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                                RETIREMENT PLAN

1.    Introduction

           This is the controlling and definitive statement of the Pacific Gas and Electric Company Retirement Plan which, with certain exceptions, is effective on and after January 1, 1994, for EMPLOYEES 1/ who are employed by Pacific Gas and Electric Company and other EMPLOYERS.

           This PLAN is a further revision of the PLAN, originally placed in effect by the COMPANY January 1, 1937, which has been amended from time to time in the intervening years. Rights of PARTICIPANTS in this PLAN will not be less than rights of PARTICIPANTS under COMPANY'S PLAN as it existed before 1988.

           Except for pension adjustments provided for in Special Provision G, PARTICIPANTS who retire or terminate employment before the effective date of any amendment are not affected or benefited by such amendments.

           Since final regulations governing many statutory requirements of the Employee Retirement Income Security Act of 1974 (ERISA) have not yet been issued, the COMPANY reserves the right to retroactively modify the final language of the revised PLAN to conform to these requirements.

           It is proposed to use the ERISA "elapsed" time rules for determining SERVICE under the PLAN for covered employment after 1975.

           The PLAN is intended to be a single employer plan for all purposes under the Employee Retirement Security Act of 1974 (ERISA), as amended, and the Internal Revenue Code of 1954, as amended.

           This PLAN consists of Part I and Part II. Part I applies solely to MANAGEMENT EMPLOYEES, and Part II applies solely to NON-MANAGEMENT EMPLOYEES (all other employees).



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1/    Words in all capitals are defined in Section 22.


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
                                     PART I

                    APPLICABLE TO MANAGEMENT EMPLOYEES ONLY


2.    Eligibility and Participation

           An EMPLOYEE automatically becomes a PARTICIPANT in the PLAN on the first day of work for an EMPLOYER, and participation continues until the PARTICIPANT's SERVICE is terminated.

3.    Service

           (a) The SERVICE of a PARTICIPANT on any date shall consist of the sum of the following:

                 (1) Any CREDITED SERVICE as of December 31, 1975, as defined under the PLAN prior to the January 1, 1976, amendment and reproduced in Special Provision F, and

                 (2) The elapsed time from the first day of employment with an EMPLOYER (but not earlier than January 1, 1976) to the PARTICIPANT's SEVERANCE FROM SERVICE DATE, excluding any periods of BREAK IN SERVICE and any SERVICE cancelled by the operation of Sections 4 and 13.

           (b) For EMPLOYEES who attain part-time or intermittent status at any time on or after January 1, 1991, SERVICE benefit accruals will be based on the following SERVICE:

                 (i) Paragraph (a) of this Section will apply to all SERVICE prior to January 1, 1991;

                (ii) All SERVICE after December 31, 1990 in which the EMPLOYEE is designated as a part-time or intermittent EMPLOYEE shall be prorated for purposes of benefit accruals based on the ratio of actual straight-time hours worked in the calendar year to the full-time hourly equivalent (2,080 per calendar year) rounded to the nearest month.

4.    Break in Service and Reemployment

           Upon reemployment with an EMPLOYER after a BREAK IN SERVICE, prior SERVICE earned under the PLAN will be treated as follows:

           (a) If a PARTICIPANT has a BREAK IN SERVICE starting on or after January 1, 1989, the SERVICE of such PARTICIPANT prior to the BREAK IN SERVICE will be cancelled unless such prior SERVICE was at least five years or, in the event that such prior SERVICE was less than five years, if the period of the BREAK IN SERVICE was less than the prior SERVICE.

           (b) If a PARTICIPANT has a BREAK IN SERVICE starting on or after January 1, 1985, but before January 1, 1989, the SERVICE of such PARTICIPANT prior to the BREAK IN SERVICE will be cancelled unless such prior SERVICE was at least 10 years or, in the event that such prior SERVICE was less than 10 years, such prior SERVICE will be cancelled if the period of the BREAK IN SERVICE is equal to or exceeds the greater of
      (i) five years or (ii) the period of SERVICE prior to the BREAK IN
      SERVICE.

           (c) If a PARTICIPANT has a BREAK IN SERVICE starting on or after January 1, 1976, but before January 1, 1985, the SERVICE of such PARTICIPANT prior to the BREAK IN SERVICE will be cancelled unless such





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      prior SERVICE was at least 10 years or, in the event that such prior
      SERVICE was less than 10 years, if the period of the BREAK IN SERVICE was less than the prior SERVICE. If the PARTICIPANT's contributions to the PLAN have been withdrawn, restoration of the PARTICIPANT's prior SERVICE will be in accordance with the provisions of Section 12.

           (d) EMPLOYEES who were PARTICIPANTS in the PLAN prior to January 1, 1976, and whose prior SERVICE would not be restored under the provisions of (a) of this Section, but would have been restored under the provisions of the PLAN prior to the January 1, 1976, amendment, shall continue to be eligible to have their prior SERVICE restored under the rules of the PLAN prior to the January 1, 1976, amendment. Such rules are set forth in Special Provision E.

5.    Normal Retirement Date

           NORMAL RETIREMENT DATE is the first day of the month following a PARTICIPANT's 65th birthday.

6.    Basic Pension Benefit Formula

           A PARTICIPANT whose SERVICE continues to NORMAL RETIREMENT DATE or beyond 2/ is entitled to a BASIC PENSION payable on ACTUAL RETIREMENT DATE and on the first day of each month thereafter as long as the PARTICIPANT lives. 3/

           (a) The monthly amount of the BASIC PENSION for a PARTICIPANT who is a MANAGEMENT EMPLOYEE on January 1, 1988, or who is thereafter hired as a MANAGEMENT EMPLOYEE, and whose entire SERVICE thereafter is accrued as a MANAGEMENT EMPLOYEE under Part I of this PLAN, shall be the largest of the amounts under (1), (2), or (3) below, and the amount so determined shall take the place of all other retirement income to which a PARTICIPANT might otherwise have been entitled under any suspended plan of an EMPLOYER or predecessor company.

                 (1) A monthly amount equal to 1.6 percent of the PARTICIPANT's average BASIC MONTHLY SALARY for the final 36 consecutive months of SERVICE, 4/ multiplied by the number of whole and fractional years of SERVICE. For participants whose ACTUAL RETIREMENT DATE is prior to January 1, 1991, the average BASIC MONTHLY SALARY shall be the average BASIC MONTHLY SALARY for the period beginning with January 1, 1988, and ending on the last day of the month preceding ACTUAL RETIREMENT DATE.

                 (2) (Applicable only to PARTICIPANTS whose SERVICE began before 1977.)





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2/   See Section 9 for the conditions under which this may occur.

3/ See Section 10 for the conditions under which other forms of pension may be substituted for the BASIC PENSION.

4/ A married PARTICIPANT'S EARLY RETIREMENT PENSION shall be in the form of a MARITAL PENSION, computed as provided in Section 10b. In lieu of a MARITAL PENSION, a PARTICIPANT may elect any of the alternative forms of the EARLY RETIREMENT PENSION described in
     Section 10b. and subject to the rules contained therein.


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                       A monthly amount equal to 40 percent of the
                       PARTICIPANT'S HIGHEST MONTHLY AVERAGE COVERED COMPENSATION during any period of 60 consecutive months (but not counting increases in COVERED COMPENSATION which may occur after December 31, 1985), provided the PARTICIPANT has 30 years of SERVICE. The 40 percent shall be increased by 1/24th of one percent for each month of SERVICE in excess of 30 years and shall be reduced by 1/12th of one percent for each month of SERVICE less than 30 years.

                 (3) (Applicable only to PARTICIPANTS whose SERVICE began before 1977.)

                       A monthly amount equal to 50 percent of the PARTICIPANT'S HIGHEST MONTHLY AVERAGE COVERED COMPENSATION during any period of 60 consecutive months (but not counting increases in COVERED COMPENSATION which may occur after December 31, 1985), minus an amount equal to one-half of the PRIMARY SOCIAL SECURITY BENEFIT, provided the PARTICIPANT has 30 years of SERVICE. (Such computation does not in any way affect the amount of Social Security Benefits to be paid.) The 50 percent shall be increased by 1/24th of one percent for each month of SERVICE in excess of 30 years and shall be reduced by 1/12th of one percent for each month of SERVICE less than 30 years.

           (b) The monthly amount of the BASIC PENSION for a PARTICIPANT whose classification is changed from a MANAGEMENT EMPLOYEE to a NON-MANAGEMENT EMPLOYEE, or from a NON-MANAGEMENT EMPLOYEE to MANAGEMENT EMPLOYEE, shall be the larger of (1) or (2) below:

                 (1) The amount produced by computing all years of SERVICE pursuant to the applicable formula for the new classification.

                 (2) The amount equal to the sum of (i) a pension benefit for SERVICE prior to the change in classification, computed pursuant to the applicable formula for the PARTICIPANT's old classification in effect at the time of the change in classification; and (ii) a pension benefit for SERVICE after the change in classification, computed pursuant to the formula applicable for the PARTICIPANT's new job classification. Each portion of the BASIC PENSION calculated under (i) and (ii) above shall be subject to all the applicable reductions imposed in PART I and PART II with respect to age and early retirement, joint pensions, marital pensions, and the election of an alternative spouse's pension.

           (c) The monthly amount of the BASIC PENSION for a PARTICIPANT receiving LONG TERM DISABILITY PLAN benefits on ACTUAL RETIREMENT DATE shall be computed under (1) or (2) below, as applicable:

                 (1) For EMPLOYEES receiving LONG TERM DISABILITY PLAN benefits on January 1, 1988, a monthly benefit equal to
                       1.6 percent of the larger of (i) the PARTICIPANT'S BASIC MONTHLY SALARY for the last month of active SERVICE or
                       (ii) the PARTICIPANT'S LONG TERM DISABILITY PLAN benefit for the month immediately preceding ACTUAL RETIREMENT DATE. The result obtained in (i) or





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
                       (ii) shall be multiplied by the number of whole or fractional years of SERVICE.

                 (2) For EMPLOYEES who start receiving LONG TERM DISABILITY PLAN benefits after January 1, 1988, a monthly benefit equal to 1.6 percent of the larger of (i) the average BASIC MONTHLY SALARY for the final consecutive 36 months of active SERVICE 5/ or (ii) the PARTICIPANT'S LONG TERM DISABILITY PLAN benefit for the month immediately preceding ACTUAL RETIREMENT DATE. The result obtained in (a) or (b) shall be multiplied by the number of whole and fractional years of SERVICE.

7.    Early Retirement Pension Benefit Formula

           If a PARTICIPANT's SERVICE ends after the first day of the month following said PARTICIPANT's 55th birthday, and before NORMAL RETIREMENT DATE or death, the PARTICIPANT shall elect to receive either:

      a. A BASIC PENSION computed as provided in Section 6, or a MARITAL PENSION computed as provided in Section 10b., whichever is applicable, payable beginning with NORMAL RETIREMENT DATE; or

      b. An EARLY RETIREMENT PENSION with payments to begin on the PARTICIPANT's EARLY RETIREMENT DATE and to continue on the first day of each month thereafter so long as PARTICIPANT lives. EARLY RETIREMENT DATE is the date selected by the PARTICIPANT for commencement of payment of retirement benefits. This date must be the first day of any month after the termination of SERVICE and before the PARTICIPANT's 65th birthday. To elect an EARLY RETIREMENT PENSION, PARTICIPANT must notify the EMPLOYER in writing at least 30 days before the EARLY RETIREMENT DATE the PARTICIPANT selects. The monthly amount of the PARTICIPANT's EARLY RETIREMENT PENSION 6/ will be as follows:

           (1) If PARTICIPANT has less than 15 years of SERVICE on the EARLY RETIREMENT DATE, the amount of the BASIC PENSION shall be reduced by one-fourth of one percent for each month (three percent per year) between PARTICIPANT's NORMAL RETIREMENT DATE and PARTICIPANT's EARLY RETIREMENT DATE; or

           (2) If PARTICIPANT has at least 15 but less than 30 years of SERVICE and is 62 years of age or older on the EARLY RETIREMENT DATE, the amount shall be the PARTICIPANT's BASIC PENSION computed to the PARTICIPANT's EARLY RETIREMENT DATE; or

           (3) If PARTICIPANT has at least 15 years of SERVICE and is less than 62 years of age on the EARLY RETIREMENT DATE, the





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5/       For PARTICIPANTS  whose ACTUAL RETIREMENT DATE is prior to January 1,
         1991, the average BASIC MONTHLY SALARY shall be the average BASIC MONTHLY SALARY for the period beginning with January 1, 1988, and ending on the last day of the month preceding ACTUAL RETIREMENT DATE.

6/ A married PARTICIPANT'S EARLY RETIREMENT PENSION shall be in the form of a MARITAL PENSION, computed as provided in Section 10b and
         Section 7. In lieu of a MARITAL PENSION, a PARTICIPANT may elect any of the alternative forms of the EARLY RETIREMENT PENSION described in Section 10b. and subject to the rules contained therein.


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                 amount of the BASIC PENSION shall be reduced by one-fourth of one percent for each month (three percent per year) by which PARTICIPANT's EARLY RETIREMENT DATE precedes PARTICIPANT's 62nd birthday, and further reduced by 1/12th of one percent for each month (one percent per year) by which PARTICIPANT's EARLY RETIREMENT DATE precedes PARTICIPANT's 60th birthday; or

           (4) If PARTICIPANT has at least 25 but less than 30 years of SERVICE and is less than 62 years of age on the EARLY RETIREMENT DATE, the amount of the BASIC PENSION shall be reduced by one-fourth of one percent for each month (three percent per year) by which PARTICIPANT's EARLY RETIREMENT DATE precedes PARTICIPANT's 62nd birthday; or

           (5) If a PARTICIPANT has at least 30 years of SERVICE and is less than 60 years of age on the EARLY RETIREMENT DATE, the amount of the BASIC PENSION shall be reduced by one- half of one percent for each month (up to a maximum of 12 months or six percent) by which PARTICIPANT'S EARLY RETIREMENT DATE precedes PARTICIPANT's 60th birthday, and further reduced by one-fourth of one percent for each month (three percent per year) by which PARTICIPANT'S EARLY RETIREMENT DATE precedes PARTICIPANT's 59th birthday; or

           (6) If PARTICIPANT has at least 30 years of SERVICE and is 60 years of age or older on the EARLY RETIREMENT DATE, the amount shall be the PARTICIPANT's BASIC PENSION computed to the PARTICIPANT's EARLY RETIREMENT DATE.

      See Special Provision B for a table of EARLY RETIREMENT reductions.

8.    Pensions Where Employment Ends Before Age 55

           Until January 1, 1989, a PARTICIPANT with at least 10 years of SERVICE will be designated as a former EMPLOYEE rather than a retired EMPLOYEE if such PARTICIPANT's SERVICE ends before the first day of the month which follows the PARTICIPANT's 55th birthday. Effective January 1, 1989, any PARTICIPANT with at least five years of SERVICE will be designated as a former EMPLOYEE if such PARTICIPANT's SERVICE ends before the first day of the month which follows the PARTICIPANT's 55th birthday. Such former EMPLOYEE has a vested right to receive a PENSION with the same rights of election and in the same amounts as provided in Section 7, provided that the earliest election date for commencement of PENSION payments is the first day of the month after the PARTICIPANT's 55th birthday and the latest shall be April 1 of the year following the year in which the PARTICIPANT attains age 70-1/2. Such a PARTICIPANT is also entitled to the elections provided in Sections 10 (Forms of Pension), 12 (Withdrawal of Participant Contributions on Termination of Employment), 13 (Death Benefits in Certain Cases), and 15 (Facility of Payment).

9.    Deferred Retirement

           An EMPLOYEE may continue in employment beyond the NORMAL RETIREMENT DATE only at the request of an EMPLOYER or as may be required by law. A PARTICIPANT whose employment continues beyond NORMAL RETIREMENT DATE shall not be entitled to a pension until PARTICIPANT's ACTUAL RETIREMENT DATE. Any provision of the PLAN notwithstanding, if an EMPLOYEE continues employment beyond the end of the year in which the EMPLOYEE attains age 70-1/2, PENSION payments shall begin no later than April 1 of the year following the year in which the EMPLOYEE attains age 70-1/2.
      The amount of the PENSION payable shall be the PENSION benefit





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
      accrued as of the April 1 following the end of the year in which the EMPLOYEE attains age 70-1/2, adjusted for any elections made by the PARTICIPANT and any forms of PENSION required under Section 10.

10.   Forms of Pension

      (a)  Joint Pension With Non-Spouse

           For a PARTICIPANT who is unmarried on the ACTUAL RETIREMENT DATE, the normal form of a PENSION shall be a BASIC PENSION or an EARLY RETIREMENT PENSION which terminates on the PARTICIPANT'S death. A MARITAL PENSION, as described in 10(b) below, is the normal form of PENSION for PARTICIPANTS who are married on the ACTUAL RETIREMENT DATE. However, any PARTICIPANT, whether married or unmarried, who wishes to have the PENSION continued in whole or in part after the PARTICIPANT'S death for the life of a non-spouse JOINT PENSIONER, may elect to have the applicable normal form of PENSION paid as a JOINT PENSION by giving the EMPLOYER at least 30 days' advance written notice prior to the PARTICIPANT'S ACTUAL RETIREMENT DATE.

           If such an election is made, the PARTICIPANT will receive a reduced BASIC or EARLY RETIREMENT PENSION for life and, upon the PARTICIPANT'S death, the non-spouse JOINT PENSIONER designated by the PARTICIPANT will receive that proportion of such reduced PENSION, up to 100 percent, which the PARTICIPANT has elected, for the remainder of the JOINT PENSIONER'S life.

           Non-spouse JOINT PENSIONS shall be determined in accordance with an actuarial formula which is set forth in Special Provision C.

      (b)  Joint Pension With Spouse

           For a PARTICIPANT who is married on the ACTUAL RETIREMENT DATE, the normal form of PENSION shall be a MARITAL PENSION, reducing the amount of the PARTICIPANT'S BASIC PENSION and providing that on the PARTICIPANT'S death one-half of such MARITAL PENSION will be continued to the SPOUSE for the remainder of the SPOUSE'S life.

           In lieu of the MARITAL PENSION, a married PARTICIPANT, by giving the EMPLOYER at least 30 days' advance written notice prior to ACTUAL RETIREMENT DATE, may elect one of the following options:

           (1) a JOINT PENSION with SPOUSE which provides that an amount equal to either 25, 75 or 100 percent of a reduced BASIC or EARLY RETIREMENT PENSION will, upon the PARTICIPANT'S death, be continued for the remainder of the SPOUSE'S life, or

           (2) a SPECIAL JOINT PENSION with SPOUSE which provides an amount of one-half or 100 percent of a reduced BASIC or EARLY RETIREMENT PENSION that, upon the PARTICIPANT'S death, will be continued for the remainder of the SPOUSE'S life. However, if the SPOUSE predeceases the PARTICIPANT, future PENSION payments will be restored to the amount of the full BASIC or EARLY RETIREMENT PENSION that the PARTICIPANT would be entitled to receive if no SPECIAL JOINT PENSION with SPOUSE had been elected.

           MARITAL PENSIONS and JOINT PENSIONS with SPOUSE shall be determined in accordance with an actuarial formula which is set forth in Special Provision D. Special Provision D also includes tables of factors which apply to typical options which may be elected.





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
           SPECIAL JOINT PENSIONS with SPOUSE shall also be determined in accordance with the actuarial formula which is set forth in Special Provision D, but actuarially adjusted further to reflect the value of the restoration feature. Provision D also includes tables of the factors which apply to SPECIAL JOINT PENSION options that may be elected.

      (c) Basic or Early Retirement Pension Terminating Upon The Death Of The Participant

           Under this option, no additional PENSION payments are made to anyone after the PARTICIPANT'S death.

      (d)  Conditions Applicable To All Forms Of Pensions

           The written consent of the SPOUSE is required whenever an option is elected which would provide benefits to a surviving SPOUSE less than those provided by a MARITAL PENSION.

           Once elected, no option under this Section can be changed after the 30th day preceding the PARTICIPANT'S ACTUAL RETIREMENT DATE except, however, in the event that the PARTICIPANT or SPOUSE or JOINT PENSIONER should die before the PARTICIPANT'S ACTUAL RETIREMENT DATE, any election will automatically become inoperative.

           The SPOUSE of a PARTICIPANT may not receive a benefit under any provisions of this Section if a larger SPOUSE'S PENSION is payable under Section 11.

11.   Spouse's Pension

      (a) If a married PARTICIPANT dies while employed by an EMPLOYER and prior to the ACTUAL RETIREMENT DATE, or within 30 days thereafter, the PARTICIPANT's surviving SPOUSE will be eligible to receive a SPOUSE's PENSION if, at the time of the PARTICIPANT'S death, (i) the PARTICIPANT was at least 55 years of age, or (ii) the sum of the PARTICIPANT's age and years of SERVICE equaled 70 or more. (69.5 or more is rounded to 70.)

      The amount of the SPOUSE's PENSION is one-half of the PENSION that the PARTICIPANT would have been entitled to receive, and will be calculated as if:

      (1)  the PARTICIPANT had elected a BASIC PENSION under Section 10(b)(3),

      (2) the first day of the month following the PARTICIPANT's death had been the PARTICIPANT's ACTUAL RETIREMENT DATE, and

      (3) The PARTICIPANT had in fact retired on that date without reduction for early retirement. However, if the SPOUSE is more than 10 years younger than the PARTICIPANT, the amount of the SPOUSE's PENSION shall be reduced 1/20th of one percent for each full month in excess of 120 months' difference in their ages, except that such reduction shall not result in a SPOUSE's PENSION lower than would have been payable if the PARTICIPANT had retired as of the date of death and elected an optional form providing for continuation of 50 percent to a named JOINT PENSIONER with SPOUSE the same sex and age of the SPOUSE, under the provisions of Section 10(b)(1). The SPOUSE's PENSION is payable to the PARTICIPANT's surviving SPOUSE on the first day of the month following the PARTICIPANT's death and the first day of each month thereafter so long as the SPOUSE lives.

      (b) The surviving SPOUSE of a PARTICIPANT or of a former EMPLOYEE who dies prior to actual retirement date shall be entitled to receive a SPOUSE's PENSION under this Section 11(b) if, at the time of the death of the PARTICIPANT or former EMPLOYEE, (i) the PARTICIPANT or former EMPLOYEE had at least five years of SERVICE, and (ii) the surviving SPOUSE does not qualify for a SPOUSE's PENSION under
           Section 11(a), above.

           A SPOUSE's PENSION under this Section 11(b) shall be payable on the first day of the month following the later of (i) the date of death or (ii) the month in which the deceased PARTICIPANT or former EMPLOYEE would have attained his 55th birthday. By submitting an election form to the PLAN ADMINISTRATOR, a SPOUSE may elect to begin receiving a SPOUSE's PENSION at a specified later date.

           (1) For a PARTICIPANT who is less than 55 years of age at the time of his death, the SPOUSE's PENSION will be an amount equal to the MARITAL PENSION that would have been payable to the PARTICIPANT's SPOUSE if the PARTICIPANT had terminated employment at the date of death, had lived until age 55, had begun to receive PENSION payments, and had subsequently died.

           (2) For a former EMPLOYEE, age 55 or older at the time of his death, who is not yet receiving PENSION payments, the SPOUSE's PENSION will be equal to the MARITAL PENSION that would have been payable to the SPOUSE if the former EMPLOYEE had begun receiving a PENSION immediately prior to his death.

           (3) For a former EMPLOYEE, younger than age 55 at the time of his death, the SPOUSE's PENSION will be equal to the MARITAL PENSION that would have been payable to the SPOUSE if the former EMPLOYEE had survived until age 55, had begun receiving a PENSION, and had subsequently died.

      A PARTICIPANT's SPOUSE may not receive both a SPOUSE's PENSION under this Section and a MARITAL or JOINT PENSION under Section 10. If the PARTICIPANT dies within 30 days after the PARTICIPANT's ACTUAL RETIREMENT DATE, the SPOUSE will receive the larger of the monthly Pensions under this Section and Section 3.10, but not both.

12.   Withdrawal of Participant Contributions on Termination of Employment

           A PARTICIPANT's contributions to the PLAN may not be withdrawn prior to ACTUAL RETIREMENT DATE or other termination of SERVICE. After a PARTICIPANT's SERVICE is terminated, the PARTICIPANT, by written notice to the PARTICIPANT's EMPLOYER at least 30 days before the date the PENSION begins, may elect to have such CONTRIBUTIONS PLUS INTEREST returned. If SERVICE terminates before the PARTICIPANT has ten years of SERVICE, such withdrawal terminates all of the PARTICIPANT's rights under the PLAN. If such PARTICIPANT is reemployed and such cancelled SERVICE would otherwise be restored pursuant to Section 4, the PARTICIPANT shall be given an option to repay the amount of any contributions withdrawn under this Section, together with additional interest at the rate of five percent per annum from the date of distribution to the date of repayment. Such repayment must be made within 24 months of the reemployment date of such PARTICIPANT. If such withdrawn contributions are not thus repaid, the PARTICIPANT's prior SERVICE which was accrued during the period of time that contributions to the PLAN were required shall not be restored. If such failure to repay causes a forfeiture of all prior SERVICE, such PARTICIPANT shall be treated as a new EMPLOYEE for all purposes.

           If SERVICE terminates with at least ten years of SERVICE, the PENSION the PARTICIPANT would otherwise be entitled to at the NORMAL or EARLY RETIREMENT DATE shall be reduced by an amount that reflects the actuarial value of the contributions withdrawn. The factors used to reduce the PENSION of a PARTICIPANT who has withdrawn his contributions are contained in the table set forth in Special Provision I.

           These factors may be changed by the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE from time to time to reflect the ERISA formula, but in no event will the PENSION be reduced more than one-third.

13.   Death Benefits

           If a PARTICIPANT with contributions on deposit in the PLAN dies before receiving payments from the PLAN equal to the amount of the PARTICIPANT's CONTRIBUTIONS PLUS INTEREST, the difference between the payments made and the CONTRIBUTIONS PLUS INTEREST will be paid to the named BENEFICIARY, unless a PENSION is payable to the PARTICIPANT's surviving SPOUSE or JOINT PENSIONER. If a PENSION is payable after such PARTICIPANT's death, and if upon the death of the SPOUSE or JOINT PENSIONER the total combined amount paid to the PARTICIPANT and the SPOUSE or JOINT PENSIONER does not equal the amount of the PARTICIPANT's CONTRIBUTIONS PLUS INTEREST, the difference between the total amount paid and the PARTICIPANT's CONTRIBUTIONS PLUS INTEREST will be paid to the BENEFICIARY of the SPOUSE or JOINT PENSIONER.

14.   Facility of Payment

           (a) If the present value of the PENSION payable under the PLAN to any individual is less than $3,500.00 as of the date of SEVERANCE FROM SERVICE or ACTUAL RETIREMENT DATE, the equivalent value shall be paid in a lump sum, as directed by the ADMINISTRATOR. In determining the present value, the PLAN ADMINISTRATOR shall use the interest rate set, as of the first day of the PLAN year in which the lump sum payment is made, by the Pension Benefit Guaranty Corporation for the purpose of determining the present value of a lump sum distribution on PLAN termination.

           (b) If the ADMINISTRATOR determines that any individual entitled to any payment under the PLAN is physically or mentally incompetent to handle the payment and no guardian or conservator has been appointed to receive such payment, the ADMINISTRATOR may cause all payments thereafter becoming due to such individual to be applied for and on behalf of and for the benefit of such individual. Payments made pursuant to this provision shall completely discharge the EMPLOYER, the ADMINISTRATOR, the Trustee, and all fiduciaries of all further responsibility with respect to such individual.

15.   Benefits Are Not Assignable

           Except as may be required by law, a PARTICIPANT's interest in the PLAN, either before or after retirement, and that of a PARTICIPANT's SPOUSE, JOINT PENSIONER, or BENEFICIARY shall not be subject to assignment, anticipation, sale, transfer, pledge, encumbrance, or charge, whether voluntary or involuntary, and any attempt to so assign, anticipate, sell, transfer, pledge, encumber, or charge shall be void.

16.   Employer Contributions

           The COMPANY shall contribute to the PLAN such amount of EMPLOYER CONTRIBUTIONS as the EMPLOYEE BENEFIT FINANCE COMMITTEE, with the advice of the actuary, shall determine is necessary to keep the PLAN funded in accordance with the Funding Policy and to satisfy any minimum funding standard required by the Internal Revenue SERVICE or the Department of Labor. The EMPLOYEE BENEFIT FINANCE COMMITTEE shall determine and charge to each EMPLOYER its share of the EMPLOYER contributions made by the COMPANY.

17.   Company's Powers and Duties

           The COMPANY, acting through its Board of Directors or Executive Committee, reserves to itself the exclusive power to amend, suspend, or terminate the PLAN as provided below and to appoint and remove from time to time:

           (a)   The individuals comprising the EMPLOYEE BENEFIT FINANCE
      COMMITTEE;

           (b) The individuals comprising the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE;

           (c)   The EMPLOYERS whose EMPLOYEES may participate in the PLAN.

           All powers and duties not reserved to the COMPANY are delegated to the EMPLOYEE BENEFIT FINANCE COMMITTEE and to the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE. Action of either committee shall be by vote of a majority of the members of the committee at a meeting, or in writing without a meeting, and evidenced by the signature of any member who is so authorized by the committee. The COMPANY indemnifies each member of each committee against any personal liability or expense arising out of any action or inaction of the committee or of any member of the committee or of such individual, except that due to his own willful misconduct.

18.   Funding and Investment Provisions

           The EMPLOYEE BENEFIT FINANCE COMMITTEE appointed by the COMPANY's Board of Directors to serve at its pleasure has the express powers and duties described in this Section.

           (a) Appointments. The EMPLOYEE BENEFIT FINANCE COMMITTEE has the sole power and duty from time to time to appoint and remove the Funding Agents, the Investment Manager, actuaries, accountants, and such other advisors and consultants as may be needed for the proper financial administration and investment of the assets of the PLAN. Supplementing such appointments, the EMPLOYEE BENEFIT FINANCE COMMITTEE may enter into appropriate agreements with each Trustee, Investment Manager or other advisors appointed under this paragraph and delegate to them appropriate powers and duties. The EMPLOYEE BENEFIT FINANCE COMMITTEE may appoint and delegate to one or more individuals the power and duty to handle the day-to-day financial administration of the PLAN. Such individuals need not be members of the committee and shall serve at the pleasure of the committee.

           (b) Funding Policy. The EMPLOYEE BENEFIT FINANCE COMMITTEE has the sole power and duty to establish a funding policy and an investment policy and to review and revise it from time to time as the committee shall determine in its sole discretion. All EMPLOYER contributions to the PLAN shall be paid to Funding Agents which may be one or more insurance companies or corporate trustees, or to any combination thereof, as the EMPLOYEE BENEFIT FINANCE COMMITTEE may determine from time to time. These contributions, and all previous contributions of PARTICIPANTS and EMPLOYERS, together with the proceeds of their investment, shall be held and administered by these Funding Agents pursuant to the agreements between the COMPANY and the Funding Agents.

19.   Administration

           The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE, appointed by the COMPANY's Board of Directors to serve at its pleasure, is the ADMINISTRATOR of the PLAN and is responsible for the overall administration of the PLAN. The ADMINISTRATOR has the sole power and duty to establish, and from time to time revise, such rules and regulations as may be necessary to administer the PLAN in a nondiscriminatory manner for the exclusive benefit of PARTICIPANTS and all other persons entitled to benefits under the PLAN.

           The ADMINISTRATOR shall also maintain such records and make such computations, interpretations, and decisions as may be necessary or desirable for the proper administration of the PLAN. The ADMINISTRATOR may demand such proof of age of any PARTICIPANT, JOINT PENSIONER, or SPOUSE as it considers necessary, and it may adjust any PENSION or other payment or payments thereafter due under the PLAN as it deems appropriate and equitable to correct any factual error or misrepresentation. The ADMINISTRATOR shall maintain for PARTICIPANTS' inspection copies of the PLAN, trust agreement, investment policy, each agreement with an Investment Manager, the latest annual report, PLAN description, and summary description, and any amendments or changes in any of these documents. On written request, PARTICIPANTS may obtain from the ADMINISTRATOR a copy of any of these documents at a cost established by the ADMINISTRATOR from time to time.

20.   Claims Procedure

           If a claim is denied in whole or in part, the ADMINISTRATOR shall furnish to the claimant a written notice setting forth:

           (a)   Specific reason(s) for the denial,

           (b)   The PLAN provision(s) on which the denial is based,

           (c) A description of any material or information, if any, necessary for the claimant to perfect the claim, and an explanation of why such material or information is necessary, and

           (d) Information concerning the steps to be taken if claimant wishes to submit a claim for review.

      The above information shall be furnished to the claimant within 90 days after the claim is received by the ADMINISTRATOR.

           If a claimant is not satisfied with the written notice described in the preceding paragraph, such claimant may request a full and fair review by so notifying the ADMINISTRATOR in writing within 90 days after receiving such notice. If a review is requested the claimant shall also be entitled, upon written request, to review pertinent documents and to submit issues and comments in writing. The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall furnish the claimant with a written final decision within 60 days after receipt of the request for review.

21.   Amendment, Termination, and Merger

           The COMPANY hopes and expects to continue this PLAN indefinitely but, because future conditions cannot be foreseen, its Board of Directors necessarily reserves the right to change, suspend, or terminate the PLAN at any time. However, no change can be made which would adversely affect the rights which any PARTICIPANT, retired EMPLOYEE, former EMPLOYEE, SPOUSE, JOINT PENSIONER, or BENEFICIARY may then have with respect to funds then being held under the PLAN by any Funding Agent or permit any such funds to revert to an EMPLOYER or be used for any purpose except for the exclusive benefit of PARTICIPANTS, Pensioners, and their SPOUSES, JOINT PENSIONERS, and BENEFICIARIES.

           In the event the PLAN is partially terminated, terminated or suspended, all EMPLOYER contributions with respect to the affected PARTICIPANTS shall cease and the accrued benefits of the affected PARTICIPANTS shall become nonforfeitable. Subject to applicable requirements of notice to the Pension Benefit Guaranty Corporation governing termination of PENSION benefit plans, the funds held under the PLAN by the Funding Agents shall be applied to provide the PENSIONS, benefits and refunds accrued to the date of termination or suspension and to the extent funded. Such provision shall be made in such manner as the ADMINISTRATOR shall direct, including the purchase of paid-up annuities, distribution in installments, or lump-sum distributions and shall be in conformance with the requirements and priorities established by various governmental agencies to oversee PLAN suspensions and terminations. Notwithstanding any contrary provisions of the PLAN, after its termination and after all liabilities for the payment of PENSIONS, benefits and refunds to the date of termination have been satisfied or provided for in accordance with the foregoing, any funds remaining with the Funding Agents shall be returned to the COMPANY.

           This PLAN shall not be merged into or consolidated with any other PLAN, nor shall any of its assets or liabilities be transferred to any other PLAN, unless each PARTICIPANT in this PLAN would (if such other PLAN then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit such PARTICIPANT would have been entitled to receive immediately before the merger, consolidation, or transfer (if this PLAN had then terminated).

22.   Definitions and Cross-References

      Actual Retirement Date:           The date of one of the following, whichever is applicable:
      ----------------------
                                        (a)  The date on which an EARLY RETIREMENT PENSION begins, or

                                        (b)  The PARTICIPANT's Normal Retirement Date, or

                                        (c)  If the PARTICIPANT continues in the employ of an EMPLOYER beyond Normal Retirement
                                             Date, the first day of the month following termination of SERVICE.

      Administrator:                    The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE referred to in Section 20,
      -------------                     201 Mission Street, 19th Floor, Mail Code


      Basic Monthly Salary:             The rate of pay used to calculate the monthly earnings from an EMPLOYER, adjusted
      --------------------              to reflect nuclear premium payments, if any, but excluding payments from the LONG TERM
                                        DISABILITY PLAN and all other bonuses, premiums, special allowances, overtime pay, or any other payments, and excluding earnings from an EMPLOYER in excess of $200,000 for 1989, multiplied by the adjustment factor prescribed by the Secretary of the Treasury under
                                        Section 415(d) of the Internal Revenue Code for years beginning after December 31, 1989.

      Basic Pension:                    The PENSION due at the later of NORMAL RETIREMENT DATE or ACTUAL RETIREMENT DATE and
      -------------                     unreduced because of marital status.  See Sections 6 and 10b.

      Beneficiary:                      The individual or individuals or inter-vivos trust or trusts that a PARTICIPANT, SPOUSE,
      -----------                       or JOINT PENSIONER designates to receive any death benefits due pursuant to Section
                                        14.  Such designation must be made on forms provided by the EMPLOYER and filed with the
                                        ADMINISTRATOR.  A PARTICIPANT, or the PARTICIPANT's SPOUSE (if receiving a SPOUSE's
                                        PENSION), or the PARTICIPANT's JOINT PENSIONER (if receiving a Joint PENSION), may change the designated Beneficiary from time to time by filing an appropriate written notice with the ADMINISTRATOR.  In the absence of a designation, the Beneficiary shall be the estate of the person entitled to make the designation.  There were no employee contributions after
                                        December 31, 1972.  Therefore, Employees who first became Participants in the PLAN after said date were not required or permitted to name a Beneficiary.


      Break in Service:                 A BREAK IN SERVICE occurs 12 months after the SEVERANCE FROM SERVICE DATE if during
      ----------------                  such 12-month period an EMPLOYEE does not work for an EMPLOYER.  Once a Break in Service occurs, it continues until an EMPLOYEE is reemployed by an EMPLOYER.

      Company:                          Pacific Gas and Electric Company.
      -------

     Contributions Plus Interest:       The cumulative total of contributions made by a PARTICIPANT to the PLAN under Section 13;
     ---------------------------        paragraph (b) of Special Provision F; and to the COMPANY's Retirement PLAN as it
                                        existed before 1969, plus interest at two percent per year on a PARTICIPANT's contributions made after 1953, compounded annually to 1976, together with interest at five percent compounded annually after 1975 on all contributions and previous interest.



      Covered Compensation:             A Participant's Covered Compensation shall be the amount of Participant's earnings
      --------------------              from an Employer, including straight-time pay for hours worked, shift and nuclear premiums at the straight-time rate, straight-time pay for temporary upgrades, vacation pay (including vacation pay upon retirement), inclement weather pay, sick leave pay, holiday pay, differential pay for military training and pay for other time off with permission carrying full pay.  A Participant's Covered Compensation shall not include pay or shift and nuclear premiums for more than 40 hours per week, overtime bonuses, other special fees or allowances, per diem allowances and payments under Part B of the Group Life Insurance and
                                        Long Term Disability Plan, any Workers' Compensation Law, supplemental benefits for industrial injury, voluntary wage benefit or state disability plans, or any other benefit plan.

                                        For purposes of calculating a PARTICIPANT's accrued benefit under this PLAN, the compensation limitations of Internal Revenue Code Section 401(a)(17) shall be applicable.
                                        For purposes of calculating accruals after December 31, 1993, the amount of a PARTICIPANT's compensation taken into account shall not exceed $150,000, or such greater amount permitted by the Secretary of the Treasury. For purposes of calculating accruals after December 31,
                                        1988, and before January 1, 1994, the amount of compensation taken into account shall not exceed $200,000, or such greater amount permitted by the Secretary of the Treasury.

                                        Unless otherwise provided under this PLAN, each Internal Revenue Code Section
                                        401(a)(17) employee's accrued benefit under this PLAN will be the greater of the accrued benefit determined for the employee under 1 or 2 below:

                                        1.   The employee's accrued benefit determined with respect to the benefit formula applicable for the PLAN YEAR beginning on or after January 1, 1994, as applied to the employee's total years of SERVICE taken into account under the PLAN for the purposes of benefit accruals, or

                                        2.   The sum of:

                                             (a)   the employee's accrued benefit as of the last day of the last

                                                        PLAN YEAR beginning before January 1, 1994, frozen in
                                                        accordance with Internal Revenue Code Section 1.401(a)(4)-13,
                                                        and

                                                (b)     the employee's accrued benefit determined under the benefit formula applicable for the PLAN YEAR beginning on or after
                                                        January 1, 1994, as applied to the employee's years of service credited to the employee for PLAN YEARS beginning on or after
                                                        January 1, 1994, for purposes of benefit accruals.

                                        An Internal Revenue Code Section 401(a)(17) employee means an employee whose current accrued benefit as of a date on or after the first day of the first plan year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first plan year beginning on or after January 1, 1994, that exceeded $150,000.


      Credited Service:                 See Special Provision F.
      ----------------

      Early Retirement Date:            See Section 7.
      ---------------------

      Early Retirement Pension:         See Section 7.
      ------------------------

      Employee:                         An EMPLOYEE of an EMPLOYER.  A "leased employee," as defined in Section 414(n) of the
      --------                          Internal Revenue Code, shall not be considered an EMPLOYEE eligible to become a
                                        PARTICIPANT in the PLAN.

      Employee Benefit
      Administrative Committee:         The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE referred to in Section 20.
      ------------------------

      The Employee Benefit
      Finance Committee:                The EMPLOYEE BENEFIT FINANCE COMMITTEE referred to in Section 19.
      --------------------

      Employer:                         Pacific Gas and Electric Company, Standard Pacific Gas Line Incorporated,
      --------                          Pacific Gas Transmission Company, Pacific Service Employees Association,
                                        Alaska California LNG Company, Pacific Gas Marine Company, Pacific Gas LNG
                                        Terminal Company, Calaska Energy Company, Eureka Energy Company, Gas Lines,
                                        Inc., Pacific Transmission Supply Company, and any other company, association, or credit union designated by the Board of Directors as eligible to participate in this PLAN is an EMPLOYER.

      Joint Pension:                    See Section 10.
      -------------




      Joint Pensioner:                          The individual designated by a PARTICIPANT upon the election
      ---------------                           of a JOINT PENSION who will be entitled upon the PARTICIPANT's death to receive a PENSION, as explained in Section 10.

      Long Term Disability Plan:                Part B of the Pacific Gas and Electric Company's
      -------------------------                 Group Life Insurance and Long Term Disability Plan.


      Management Employee:                      A monthly salaried EMPLOYEE who is not represented by a union.
      -------------------

      Marital Pension:                          See Section 10(b).
      ---------------

      Maximum Pension:                          See Special Provision H.
      ---------------

      Non-Management Employee:                  An EMPLOYEE who is not a MANAGEMENT EMPLOYEE.
      -----------------------

      Normal Retirement Date:                   The first of the month following the PARTICIPANT's 65th birthday.
      ----------------------

      Participant:                              See Section 2.
      -----------

      Pension:                                  Retirement income payable under the PLAN.
      -------

      Plan:                                     The Company's Retirement Plan as amended, revised and set forth herein.
      ----

      Service:                                  For full-time EMPLOYEES, the period of time commencing with the first day
      -------                                   of work for an EMPLOYER and ending on PARTICIPANT's SEVERANCE FROM SERVICE
                                                Date.  For periods of part-time and intermittent employment, SERVICE for purposes of benefit accrual is prorated based on the ratio of actual hours worked in the calendar year to the full-time equivalent (2,080 per calendar year) rounded to the nearest month.  Such proration is applicable for any employment period beginning with initiation of part-time or intermittent status on or after January 1, 1991, and ending on the earlier of
                                                Participant's return to full time status or the PARTICIPANT'S SEVERANCE
                                                FROM SERVICE DATE.  The method of computing SERVICE is described in Section 3.

      Severance from Service Date:              (i)     The date prior to NORMAL RETIREMENT DATE on which an Employee quits,
      ---------------------------                       retires, is discharged or dies, or the ACTUAL RETIREMENT DATE; or

                                                (ii)    The first anniversary of the first date of a period in which a
                                                        PARTICIPANT remains absent from work for an EMPLOYER for any reason other than a quit, retirement, discharge, or death.


                                        For the purpose of determining the Severance from SERVICE Date, the following periods shall not be considered as absences from work for an
                                        EMPLOYER:

                                               (a)  Absence on a leave of absence authorized by an EMPLOYER.

                                               (b)  Absence because of illness or injury as long as the PARTICIPANT is entitled to receive sick leave pay or is entitled to receive benefits under the provisions of the Voluntary Wage Benefit Plan, a state disability plan, Part B of the Group Life Insurance and Long Term
                                                    Disability Plan, or a Workers' Compensation Law.

                                               (c)  Absence for military service or service in the Merchant Marines so long as reemployment rights are protected by law.

                                               (d)  Absence caused by layoff for lack of work of less than 12 continuous months for a PARTICIPANT who has less than five years of SERVICE, or 24 continuous months for a PARTICIPANT who has five years or more of SERVICE.

      Special Joint Pension:           See Section 10.
      ---------------------

      Spouse:                          (a)  If a PARTICIPANT dies in SERVICE, SPOUSE shall mean the PARTICIPANT's wife
      ------                                or husband at the time of the PARTICIPANT'S death.

                                       (b)  If a PARTICIPANT dies after ACTUAL RETIREMENT DATE, SPOUSE shall mean the
                                            PARTICIPANT's wife or husband at the time of the PARTICIPANT's Actual Retirement.

      Spouse's Pension:                See Section 11.
      ----------------


                              SPECIAL PROVISION A

      Payment of all PENSIONS to PARTICIPANTS which commenced before January 1, 1969, under the Retirement Plan of the COMPANY, its Past Service Plan, its Supplemental Benefits and under any applicable retirement plan of a predecessor company shall continue to be made under the PLAN, without regard to the separate sources from which such pensions were previously paid.


                              SPECIAL PROVISION B

                EARLY RETIREMENT REDUCTIONS IN PERCENTAGE POINTS

                            Years Of Service At Early Retirement Date
                ---------------------------------------------------------------
     Age at     Less Than        15 But Less        25 But Less       30 Years
   Retirement   15 Years        Than 25 Years      Than 30 Years      And Above
   ----------   ---------       -------------     -------------       ---------
        64          3                 0                  0                 0
        63          6                 0                  0                 0
        62          9                 0                  0                 0
        61         12                 3                  3                 0
        60         15                 6                  6                 0
        59         18                10                  9                 6
        58         21                14                 12                 9
        57         24                18                 15                12
        56         27                22                 18                15
        55         30                26                 21                18

                              SPECIAL PROVISION C

                         JOINT PENSION WITH NON-SPOUSE

                       (Entire Provision Amended 1/1/88)

      The amount of non-spouse JOINT PENSION shall be determined by the use of Actuarial Tables which provide 12%, 16%, 25%, 33-1/3%, 50%, 66-2/3%, 75% and
100% of the JOINT PENSION to a non-spouse JOINT PENSIONER who survives the death of the PARTICIPANT.

      Partial Actuarial Tables of 50% and 100% have been attached.

      The following tables illustrate the factors to be applied for typical options which may be elected for 50% and 100%.

EXAMPLE: Assume the PARTICIPANT is age 62 and elects a 50% or 100% option with a non-spouse age 50. Also assume that the PARTICIPANT's BASIC PENSION is $1,000 per month.

Non-                               Non-                    Non-Spouse's Pension
Spouse's     Option    Basic       Reduced     Spouse's        In Event of
 Option      Factor    Pension     Pension     Portion     Participant's Death
- --------     ------    -------     --------    --------    ---------------------
   50%        .861  X  $1,000.  =    $861.  X     .50   =       $430.50
  100%        .756  X  $1,000.  =    $756.  X   1 .00   =       $756.00

Tables for 12%, 16%, 33-1/3%, 66-2/3%, or 75% are available upon request. Tables for Beneficiary's Age at Pensioner's Retirement of less than 25 years or greater than 84 years are also available upon request.

                              SPECIAL PROVISION C

           FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
                    TO DETERMINE INCOME UNDER CONTINGENT
  ANNUITANT OPTION IF 50% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT



BENEFICIARY'S                                                           BENEFICIARY'S
   AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:                AGE AT
PENSIONER'S                                                              PENSIONER'S
 RETIREMENT     55     56     57     58     59     60     61     62        RETIREMENT
 ----------    ---    ---    ---    ---    ---    ---    ---    ---      ------------
      25       .844   .836   .827   .817   .807   .797   .786   .775          25
      26       .847   .838   .829   .819   .809   .799   .788   .777          26
      27       .849   .840   .831   .821   .811   .801   .790   .779          27
      28       .851   .842   .833   .824   .814   .803   .793   .781          28
      29       .853   .844   .835   .826   .816   .806   .795   .784          29

      30       .855   .847   .838   .828   .818   .808   .797   .786          30
      31       .858   .849   .840   .831   .821   .811   .800   .789          31
      32       .860   .852   .843   .833   .824   .813   .803   .792          32
      33       .863   .854   .846   .836   .826   .816   .806   .794          33
      34       .866   .857   .848   .839   .829   .819   .809   .797          34

      35       .868   .860   .851   .842   .832   .822   .812   .801          35
      36       .871   .863   .854   .845   .835   .825   .815   .804          36
      37       .874   .866   .857   .848   .839   .829   .818   .807          37
      38       .877   .869   .860   .851   .842   .832   .821   .811          38
      39       .880   .872   .864   .855   .845   .835   .825   .814          39

      40       .884   .875   .867   .858   .849   .839   .829   .818          40
      41       .887   .879   .870   .862   .852   .843   .832   .822          41
      42       .890   .882   .874   .865   .856   .846   .836   .826          42
      43       .893   .886   .877   .869   .860   .850   .840   .830          43
      44       .897   .889   .881   .873   .864   .854   .844   .834          44

      45       .900   .893   .885   .876   .868   .858   .848   .838          45
      46       .904   .896   .889   .880   .872   .862   .853   .842          46
      47       .907   .900   .892   .884   .876   .867   .857   .847          47
      48       .911   .904   .896   .888   .880   .871   .861   .851          48
      49       .914   .907   .900   .892   .884   .875   .866   .856          49

BENEFICIARY'S                                                            BENEFICIARY'S
   AGE AT               PENSIONER WHOSE RETIREMENT AGE IS:                  AGE AT
PENSIONER'S                                                               PENSIONER'S
 RETIREMENT     63     64     65     66     67     68     69     70        RETIREMENT
 ----------    ---    ---    ---    ---    ---    ---    ---    ---      ------------
      25       .763   .751   .738   .725   .711   .697   .682   .667          25
      26       .765   .753   .740   .727   .713   .699   .684   .669          26
      27       .767   .755   .742   .729   .715   .701   .686   .671          27
      28       .769   .757   .745   .731   .718   .703   .689   .674          28
      29       .772   .760   .747   .734   .720   .706   .691   .676          29

      30       .774   .762   .750   .736   .723   .708   .694   .679          30
      31       .777   .765   .752   .739   .725   .711   .696   .681          31
      32       .780   .768   .755   .742   .728   .714   .699   .684          32
      33       .783   .771   .758   .745   .731   .717   .702   .687          33
      34       .786   .774   .761   .748   .734   .720   .705   .690          34

      35       .789   .777   .764   .751   .737   .723   .708   .693          35
      36       .792   .780   .768   .754   .741   .727   .712   .697          36
      37       .796   .784   .771   .758   .744   .730   .715   .700          37
      38       .799   .787   .775   .761   .748   .734   .719   .704          38
      39       .803   .791   .778   .765   .752   .737   .723   .708          39

      40       .806   .795   .782   .769   .756   .741   .727   .712          40
      41       .810   .798   .786   .773   .760   .746   .731   .716          41
      42       .814   .803   .790   .777   .764   .750   .735   .720          42
      43       .818   .807   .794   .782   .768   .754   .740   .725          43
      44       .823   .811   .799   .786   .773   .759   .744   .729          44

      45       .827   .816   .803   .791   .777   .764   .749   .734          45
      46       .832   .820   .808   .795   .782   .768   .754   .739          46
      47       .836   .825   .813   .800   .787   .774   .759   .744          47
      48       .841   .830   .818   .805   .792   .779   .764   .750          48
      49       .846   .835   .823   .811   .798   .784   .770   .755          49

                              SPECIAL PROVISION C

           FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
                    TO DETERMINE INCOME UNDER CONTINGENT
  ANNUITANT OPTION IF 50% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT

BENEFICIARY'S                                                       BENEFICIARY'S
   AGE AT               PENSIONER WHOSE RETIREMENT AGE IS:             AGE AT
PENSIONER'S                                                          PENSIONER'S
 RETIREMENT     55     56     57     58     59    60     61     62   RETIREMENT
 ----------    ---    ---    ---    ---    ---   ---    ---    ---  ------------
      50      .918   .911   .904   .896   .888   .880   .870   .861      50
      51      .921   .915   .908   .900   .892   .884   .875   .866      51
      52      .925   .918   .912   .904   .897   .888   .880   .870      52
      53      .928   .922   .916   .908   .901   .893   .884   .875      53
      54      .932   .926   .919   .913   .905   .897   .889   .880      54

      55      .935   .929   .923   .917   .909   .902   .894   .885      55
      56      .938   .933   .927   .921   .914   .906   .898   .890      56
      57      .942   .936   .931   .925   .918   .911   .903   .895      57
      58      .945   .940   .934   .928   .922   .915   .908   .900      58
      59      .948   .943   .938   .932   .926   .920   .912   .905      59

      60      .951   .947   .942   .936   .930   .924   .917   .910      60
      61      .954   .950   .945   .940   .934   .928   .922   .914      61
      62      .957   .953   .948   .944   .938   .932   .926   .919      62
      63      .960   .956   .952   .947   .942   .937   .931   .924      63
      64      .963   .959   .955   .951   .946   .941   .935   .929      64

      65      .965   .962   .958   .954   .949   .944   .939   .933      65
      66      .968   .965   .961   .957   .953   .948   .943   .938      66
      67      .970   .967   .964   .960   .956   .952   .947   .942      67
      68      .972   .970   .967   .963   .960   .955   .951   .946      68
      69      .975   .972   .969   .966   .963   .959   .955   .950      69

      70      .977   .974   .972   .969   .966   .962   .958   .954      70
      71      .979   .976   .974   .971   .968   .965   .961   .957      71
      72      .980   .978   .976   .974   .971   .968   .965   .961      72
      73      .982   .980   .978   .976   .973   .971   .968   .964      73
      74      .984   .982   .980   .978   .976   .973   .970   .967      74

BENEFICIARY'S                                                        BENEFICIARY'S
   AGE AT               PENSIONER WHOSE RETIREMENT AGE IS:             AGE AT
PENSIONER'S                                                          PENSIONER'S
 RETIREMENT     63     64     65     66     67     68      69    70   RETIREMENT
 ----------    ---    ---    ---    ---    ---    ---    ---    ---  ------------
      50       .850   .840   .828   .816   .803   .790   .775   .761     50
      51       .855   .845   .833   .821   .808   .795   .781   .767     51
      52       .860   .850   .839   .827   .814   .801   .787   .773     52
      53       .865   .855   .844   .832   .820   .807   .793   .779     53
      54       .870   .860   .849   .838   .826   .813   .799   .785     54

      55       .876   .866   .855   .844   .832   .819   .806   .792     55
      56       .881   .871   .861   .849   .838   .825   .812   .798     56
      57       .886   .876   .866   .855   .844   .831   .819   .805     57
      58       .891   .882   .872   .861   .850   .838   .825   .812     58
      59       .896   .887   .878   .867   .856   .844   .832   .819     59

      60       .902   .893   .883   .873   .863   .851   .839   .826     60
      61       .907   .898   .889   .879   .869   .858   .846   .833     61
      62       .912   .904   .895   .885   .875   .864   .853   .840     62
      63       .917   .909   .901   .891   .882   .871   .860   .848     63
      64       .922   .914   .906   .897   .888   .878   .867   .855     64

      65       .927   .920   .912   .903   .894   .884   .874   .862     65
      66       .931   .925   .917   .909   .900   .891   .881   .870     66
      67       .936   .930   .923   .915   .907   .897   .888   .877     67
      68       .940   .934   .928   .920   .913   .904   .894   .884     68
      69       .945   .939   .933   .926   .918   .910   .901   .891     69

      70       .949   .944   .938   .931   .924   .916   .908   .898     70
      71       .953   .948   .942   .936   .930   .922   .914   .905     71
      72       .957   .952   .947   .941   .935   .928   .920   .912     72
      73       .960   .956   .951   .946   .940   .933   .926   .918     73
      74       .964   .960   .955   .950   .945   .939   .932   .925     74

                                         -22-

                              SPECIAL PROVISION C

            FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
                     TO DETERMINE INCOME UNDER CONTINGENT
 ANNUITANT OPTION IF 50% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT



BENEFICIARY'S                                                          BENEFICIARY'S
   AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:               AGE AT
PENSIONER'S                                                             PENSIONER'S
 RETIREMENT     55     56     57     58     59     60     61    62      RETIREMENT
 ----------    ---    ---    ---    ---    ---    ---    ---   ---     -------------
      75       .985   .984   .982   .980   .978   .976   .973  .970         75
      76       .987   .985   .984   .982   .980   .978   .976  .973         76
      77       .988   .987   .985   .984   .982   .980   .978  .975         77
      78       .989   .988   .987   .985   .984   .982   .980  .978         78
      79       .990   .989   .988   .987   .985   .984   .982  .980         79

      80       .991   .990   .989   .988   .987   .985   .984  .982         80
      81       .992   .991   .990   .989   .988   .987   .986  .984         81
      82       .993   .992   .991   .991   .990   .988   .987  .986         82
      83       .994   .993   .992   .992   .991   .990   .989  .987         83
      84       .995   .994   .993   .993   .992   .991   .990  .989         84

BENEFICIARY'S                                                          BENEFICIARY'S
   AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:               AGE AT
PENSIONER'S                                                             PENSIONER'S
 RETIREMENT     63     64     65     66     67     68     69    70      RETIREMENT
 ----------    ---    ---    ---    ---    ---    ---    ---   ---     -------------
      75       .967   .963   .959   .954   .949   .944   .937   .931        75
      76       .970   .966   .963   .958   .954   .948   .943   .936        76
      77       .973   .970   .966   .962   .958   .953   .948   .942        77
      78       .975   .972   .969   .966   .962   .957   .952   .947        78
      79       .978   .975   .972   .969   .965   .961   .957   .952        79

      80       .980   .978   .975   .972   .969   .965   .961   .956        80
      81       .982   .980   .978   .975   .972   .969   .965   .961        81
      82       .984   .982   .980   .978   .975   .972   .968   .964        82
      83       .986   .984   .982   .980   .978   .975   .972   .968        83
      84       .987   .986   .984   .982   .980   .978   .975   .972        84

                              SPECIAL PROVISION C

             FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
                     TO DETERMINE INCOME UNDER CONTINGENT
  ANNUITANT OPTION IF 50% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT

BENEFICIARY'S                                                           BENEFICIARY'S
   AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:                AGE AT
PENSIONER'S                                                             PENSIONER'S
 RETIREMENT     70     71     72     73     74     75     76     77       RETIREMENT
 ----------    ---    ---    ---    ---    ---    ---    ---    ---       ----------
      25       .667   .652   .636   .620   .603   .586   .569   .551           25
      26       .669   .654   .638   .622   .605   .588   .571   .553           26
      27       .671   .656   .640   .624   .607   .590   .573   .555           27
      28       .674   .658   .642   .626   .609   .592   .575   .557           28
      29       .676   .661   .645   .628   .612   .595   .577   .560           29

      30       .679   .663   .647   .631   .614   .597   .580   .562           30
      31       .681   .666   .650   .633   .617   .600   .582   .564           31
      32       .684   .669   .653   .636   .619   .602   .585   .567           32
      33       .687   .671   .655   .639   .622   .605   .588   .570           33
      34       .690   .675   .659   .642   .625   .608   .591   .573           34

      35       .693   .678   .662   .645   .628   .611   .594   .576           35
      36       .697   .681   .665   .649   .632   .614   .597   .579           36
      37       .700   .685   .669   .652   .635   .618   .600   .582           37
      38       .704   .688   .672   .656   .639   .621   .604   .586           38
      39       .708   .692   .676   .659   .643   .625   .607   .589           39

      40       .712   .696   .680   .663   .647   .629   .611   .593           40
      41       .716   .700   .684   .668   .651   .633   .616   .597           41
      42       .720   .705   .689   .672   .655   .638   .620   .602           42
      43       .725   .709   .693   .677   .660   .642   .624   .606           43
      44       .729   .714   .698   .681   .664   .647   .629   .611           44

      45       .734   .719   .703   .686   .669   .652   .634   .616           45
      46       .739   .724   .708   .691   .674   .657   .639   .621           46
      47       .744   .729   .713   .697   .680   .662   .644   .626           47
      48       .750   .734   .718   .702   .685   .668   .650   .631           48
      49       .755   .740   .724   .708   .691   .673   .655   .637           49

BENEFICIARY'S                                                            BENEFICIARY'S
   AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:                 AGE AT
PENSIONER'S                                                              PENSIONER'S
 RETIREMENT     78     79     80     81     82     83     84     85       RETIREMENT
 ----------    ---    ---    ---    ---    ---    ---    ---    ---       ----------
      25       .533   .515   .497   .479   .461   .442   .424   .406           25
      26       .535   .517   .499   .481   .462   .444   .426   .407           26
      27       .537   .519   .501   .483   .464   .446   .427   .409           27
      28       .539   .521   .503   .485   .466   .448   .429   .411           28
      29       .542   .524   .505   .487   .468   .450   .431   .413           29

      30       .544   .526   .507   .489   .470   .452   .433   .414           30
      31       .546   .528   .510   .491   .473   .454   .435   .417           31
      32       .549   .531   .512   .494   .475   .456   .437   .419           32
      33       .552   .533   .515   .496   .477   .459   .440   .421           33
      34       .555   .536   .518   .499   .480   .461   .442   .423           34

      35       .558   .539   .520   .502   .483   .464   .445   .426           35
      36       .561   .542   .524   .505   .486   .467   .448   .429           36
      37       .564   .545   .527   .508   .489   .470   .451   .431           37
      38       .567   .549   .530   .511   .492   .473   .454   .434           38
      39       .571   .552   .534   .515   .495   .476   .457   .438           39

      40       .575   .556   .537   .518   .499   .480   .460   .441           40
      41       .579   .560   .541   .522   .503   .483   .464   .444           41
      42       .583   .564   .545   .526   .507   .487   .468   .448           42
      43       .588   .569   .550   .530   .511   .491   .472   .452           43
      44       .592   .573   .554   .535   .515   .495   .476   .456           44

      45       .597   .578   .559   .539   .520   .500   .480   .460           45
      46       .602   .583   .564   .544   .524   .505   .485   .465           46
      47       .607   .588   .569   .549   .529   .509   .489   .469           47
      48       .613   .594   .574   .554   .535   .515   .494   .474           48
      49       .618   .599   .580   .560   .540   .520   .500   .479           49


                              SPECIAL PROVISION C

             FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
                     TO DETERMINE INCOME UNDER CONTINGENT
  ANNUITANT OPTION IF 50% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT


BENEFICIARY'S                                                          BENEFICIARY'S
   AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:               AGE AT
PENSIONER'S                                                             PENSIONER'S
 RETIREMENT     70     71     72     73     74     75     76    77       RETIREMENT
 ----------    ---    ---    ---    ---    ---    ---    ---   ---       ----------
      50       .761   .746   .730   .713   .697   .679   .661  .643           50
      51       .767   .752   .736   .720   .703   .685   .667  .649           51
      52       .773   .758   .742   .726   .709   .692   .674  .655           52
      53       .779   .764   .748   .732   .715   .698   .680  .662           53
      54       .785   .770   .755   .739   .722   .705   .687  .669           54

      55       .792   .777   .762   .746   .729   .712   .694  .676           55
      56       .798   .784   .768   .753   .736   .719   .701  .683           56
      57       .805   .790   .775   .760   .743   .726   .709  .691           57
      58       .812   .798   .783   .767   .751   .734   .717  .699           58
      59       .819   .805   .790   .775   .759   .742   .725  .707           59

      60       .826   .812   .798   .783   .767   .750   .733  .715           60
      61       .833   .820   .805   .790   .775   .758   .741  .724           61
      62       .840   .827   .813   .799   .783   .767   .750  .733           62
      63       .848   .835   .821   .807   .792   .776   .759  .742           63
      64       .855   .843   .829   .815   .800   .785   .768  .751           64

      65       .862   .850   .837   .824   .809   .794   .778  .761           65
      66       .870   .858   .845   .832   .818   .803   .787  .770           66
      67       .877   .866   .854   .841   .827   .812   .797  .780           67
      68       .884   .873   .862   .849   .836   .821   .806  .790           68
      69       .891   .881   .870   .858   .845   .831   .816  .801           69

      70       .898   .888   .878   .866   .853   .840   .826  .811           70
      71       .905   .896   .885   .874   .862   .849   .836  .821           71
      72       .912   .903   .893   .882   .871   .859   .845  .831           72
      73       .918   .910   .900   .890   .879   .868   .855  .841           73
      74       .925   .917   .908   .898   .888   .876   .864  .851           74

BENEFICIARY'S                                                            BENEFICIARY'S
   AGE AT               PENSIONER WHOSE RETIREMENT AGE IS:                  AGE AT
PENSIONER'S                                                              PENSIONER'S
 RETIREMENT     78     79     80     81     82     83     84      85      RETIREMENT
 ----------    ---    ---    ---    ---    ---    ---    ---     ---      ----------
      50       .624   .605   .585   .566   .546   .525   .505    .485         50
      51       .630   .611   .591   .572   .551   .531   .511    .490         51
      52       .637   .617   .598   .578   .558   .537   .517    .496         52
      53       .643   .624   .604   .584   .564   .543   .523    .502         53
      54       .650   .631   .611   .591   .571   .550   .529    .508         54

      55       .657   .638   .618   .598   .578   .557   .536    .515         55
      56       .664   .645   .625   .605   .585   .564   .543    .522         56
      57       .672   .653   .633   .613   .592   .571   .550    .529         57
      58       .680   .661   .641   .621   .600   .579   .558    .537         58
      59       .688   .669   .649   .629   .608   .587   .566    .545         59

      60       .696   .677   .658   .638   .617   .596   .575    .553         60
      61       .705   .686   .667   .646   .626   .605   .584    .562         61
      62       .714   .695   .676   .656   .635   .614   .593    .571         62
      63       .724   .705   .685   .665   .645   .624   .602    .581         63
      64       .733   .715   .695   .675   .655   .634   .612    .591         64

      65       .743   .725   .705   .686   .665   .644   .623    .601         65
      66       .753   .735   .716   .696   .676   .655   .634    .612         66
      67       .763   .745   .727   .707   .687   .666   .645    .623         67
      68       .774   .756   .738   .718   .698   .678   .657    .635         68
      69       .784   .767   .749   .730   .710   .690   .668    .647         69

      70       .795   .778   .760   .741   .722   .702   .681    .659         70
      71       .805   .789   .771   .753   .734   .714   .693    .672         71
      72       .816   .800   .783   .765   .746   .727   .706    .685         72
      73       .826   .811   .794   .777   .759   .739   .719    .698         73
      74       .837   .822   .806   .789   .771   .752   .732    .712         74





                                       -25-

                             SPECIAL PROVISION C

            FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
                     TO DETERMINE INCOME UNDER CONTINGENT
 ANNUITANT OPTION IF 50% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT


BENEFICIARY'S                                                       BENEFICIARY'S
  AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:             AGE AT
PENSIONER'S                                                          PENSIONER'S
RETIREMENT    70     71     72     73     74     75     76     77     RETIREMENT
- ------------  ---    ---    ---    ---    ---    ---    ---    ---  ------------
     75      .931   .923   .915   .906   .896   .885   .873   .861      75
     76      .936   .929   .921   .913   .904   .893   .882   .870      76
     77      .942   .935   .928   .920   .911   .902   .891   .880      77
     77      .947   .941   .934   .927   .918   .909   .900   .889      78
     78      .952   .946   .940   .933   .925   .917   .908   .898      79

     80      .956   .951   .945   .939   .932   .924   .916   .906      80
     81      .961   .956   .951   .945   .938   .931   .923   .914      81
     82      .964   .960   .955   .950   .944   .937   .930   .922      82
     83      .968   .964   .960   .955   .950   .943   .937   .929      83
     84      .972   .968   .964   .960   .955   .949   .943   .936      84




BENEFICIARY'S                                                       BENEFICIARY'S
   AGE AT              PENSIONER WHOSE RETIREMENT AGE IS:              AGE AT
PENSIONER'S                                                          PENSIONER'S
RETIREMENT    78     79     80     81     82     83     84     85    RETIREMENT
- ------------  ---    ---    ---    ---    ---    ---    ---    ---  ------------
    75       .847   .833   .817   .801   .784   .765   .746   .726       75
    76       .858   .844   .829   .813   .796   .778   .759   .740       76
    77       .868   .854   .840   .825   .808   .791   .773   .754       77
    78       .877   .865   .851   .836   .821   .804   .786   .768       78
    79       .887   .875   .862   .848   .833   .817   .800   .782       79

    80       .896   .885   .872   .859   .845   .829   .813   .795       80
    81       .905   .894   .883   .870   .856   .842   .826   .809       81
    82       .913   .903   .892   .881   .868   .854   .839   .823       82
    83       .921   .912   .902   .891   .879   .866   .851   .836       83
    84       .928   .920   .911   .900   .889   .877   .863   .849       84

                              SPECIAL PROVISION C

             FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
                     TO DETERMINE INCOME UNDER CONTINGENT
  ANNUITANT OPTION IF 100% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT


BENEFICIARY'S                                                          BENEFICIARY'S
   AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:               AGE AT
 PENSIONER'S                                                            PENSIONER'S
 RETIREMENT     55     56     57     58     59     60     61     62     RETIREMENT
- -------------  ----   ----   ----   ----   ----   ----   ----   ----   -------------
      25       .731   .718   .704   .691   .676   .662   .647   .632         25
      26       .734   .721   .707   .694   .679   .665   .650   .635         26
      27       .737   .724   .710   .697   .683   .668   .653   .638         27
      28       .740   .727   .714   .700   .686   .671   .656   .641         28
      29       .744   .731   .717   .703   .689   .675   .660   .644         29

      30       .747   .734   .721   .707   .693   .678   .663   .648         30
      31       .751   .738   .725   .711   .696   .682   .667   .651         31
      32       .755   .742   .728   .715   .700   .686   .671   .655         32
      33       .759   .746   .732   .719   .704   .690   .675   .659         33
      34       .763   .750   .737   .723   .708   .694   .679   .663         34

      35       .768   .754   .741   .727   .713   .698   .683   .667         35
      36       .772   .759   .746   .732   .717   .703   .687   .672         36
      37       .777   .764   .750   .736   .722   .707   .692   .677         37
      38       .781   .768   .755   .741   .727   .712   .697   .681         38
      39       .786   .773   .760   .746   .732   .717   .702   .687         39

      40       .791   .779   .765   .751   .737   .723   .707   .692         40
      41       .797   .784   .771   .757   .743   .728   .713   .697         41
      42       .802   .789   .776   .762   .748   .734   .719   .703         42
      43       .807   .795   .782   .768   .754   .740   .724   .709         43
      44       .813   .800   .788   .774   .760   .746   .731   .715         44

      45       .819   .806   .793   .780   .766   .752   .737   .721         45
      46       .824   .812   .799   .786   .773   .758   .743   .728         46
      47       .830   .818   .806   .793   .779   .765   .750   .734         47
      48       .836   .824   .812   .799   .785   .771   .757   .741         48
      49       .842   .830   .818   .805   .792   .778   .764   .748         49

BENEFICIARY'S                                                           BENEFICIARY'S
   AGE AT               PENSIONER WHOSE RETIREMENT AGE IS:                 AGE AT
 PENSIONER'S                                                             PENSIONER'S
 RETIREMENT     63     64     65     66     67     68     69     70      RETIREMENT
- -------------  ----   ----   ----   ----   ----   ----   ----   ----    -------------
      25       .617   .601   .585   .568   .551   .535   .518   .500         25
      26       .619   .603   .587   .571   .554   .537   .520   .503         26
      27       .622   .606   .590   .574   .557   .540   .523   .505         27
      28       .625   .609   .593   .576   .560   .543   .525   .508         28
      29       .629   .613   .596   .580   .563   .545   .528   .511         29

      30       .632   .616   .599   .583   .566   .549   .531   .514         30
      31       .636   .619   .603   .586   .569   .552   .534   .517         31
      32       .639   .623   .607   .590   .573   .555   .538   .520         32
      33       .643   .627   .610   .593   .576   .559   .541   .523         33
      34       .647   .631   .614   .597   .580   .562   .545   .527         34

      35       .651   .635   .618   .601   .584   .566   .549   .531         35
      36       .656   .639   .623   .606   .588   .570   .553   .535         36
      37       .661   .644   .627   .610   .593   .575   .557   .539         37
      38       .665   .649   .632   .615   .597   .579   .561   .543         38
      39       .670   .654   .637   .620   .602   .584   .566   .548         39

      40       .676   .659   .642   .625   .607   .589   .571   .552         40
      41       .681   .665   .648   .630   .612   .594   .576   .557         41
      42       .687   .670   .653   .636   .618   .600   .581   .563         42
      43       .693   .676   .659   .642   .624   .605   .587   .568         43
      44       .699   .682   .665   .648   .630   .611   .593   .574         44

      45       .705   .689   .671   .654   .636   .618   .599   .580         45
      46       .712   .695   .678   .660   .642   .624   .605   .586         46
      47       .718   .702   .685   .667   .649   .631   .612   .593         47
      48       .725   .709   .692   .674   .656   .638   .619   .600         48
      49       .732   .716   .699   .681   .663   .645   .626   .607         49

                             SPECIAL PROVISION C

            FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
                     TO DETERMINE INCOME UNDER CONTINGENT
 ANNUITANT OPTION IF 100% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT


BENEFICIARY'S                                                             BENEFICIARY'S
   AGE AT              PENSIONER WHOSE RETIREMENT AGE IS:                     AGE AT
PENSIONER'S                                                                PENSIONER'S
 RETIREMENT     55     56     57     58     59     60     61      62        RETIREMENT
 ----------    ---    ---    ---    ---    ---    ---    ---     ---        ----------
      50       .848   .837   .825   .812   .799   .785   .771    .756           50
      51       .854   .843   .831   .819   .806   .792   .778    .763           51
      52       .860   .849   .838   .826   .813   .799   .785    .770           52
      53       .866   .855   .844   .832   .820   .807   .793    .778           53
      54       .872   .862   .851   .839   .827   .814   .800    .786           54

      55       .878   .868   .857   .846   .834   .821   .808    .794           55
      56       .884   .874   .864   .853   .841   .829   .816    .802           56
      57       .890   .880   .870   .860   .848   .836   .823    .810           57
      58       .895   .886   .877   .866   .855   .844   .831    .818           58
      59       .901   .893   .883   .873   .863   .851   .839    .826           59

      60       .907   .898   .890   .880   .870   .859   .847    .834           60
      61       .912   .904   .896   .887   .877   .866   .855    .842           61
      62       .918   .910   .902   .893   .884   .873   .862    .851           62
      63       .923   .916   .908   .900   .890   .881   .870    .859           63
      64       .928   .921   .914   .906   .897   .888   .878    .867           64

      65       .933   .926   .919   .912   .904   .895   .885    .875           65
      66       .937   .931   .925   .918   .910   .902   .892    .882           66
      67       .942   .936   .930   .924   .916   .908   .900    .890           67
      68       .946   .941   .935   .929   .922   .915   .906    .897           68
      69       .950   .946   .940   .934   .928   .921   .913    .905           69

      70       .954   .950   .945   .939   .933   .927   .920    .912           70
      71       .958   .954   .949   .944   .939   .932   .926    .918           71
      72       .962   .958   .953   .949   .944   .938   .932    .925           72
      73       .965   .961   .957   .953   .948   .943   .937    .931           73
      74       .968   .965   .961   .957   .953   .948   .942    .936           74

BENEFICIARY'S                                                            BENEFICIARY'S
   AGE AT               PENSIONER WHOSE RETIREMENT AGE IS:                   AGE AT
PENSIONER'S                                                               PENSIONER'S
 RETIREMENT     63     64     65     66     67     68     69      70       RETIREMENT
 ----------    ---    ---    ---    ---    ---    ---    ---     ---       ----------
      50       .740   .723   .706   .689   .671   .652   .633    .614           50
      51       .747   .731   .714   .697   .679   .660   .641    .622           51
      52       .755   .739   .722   .705   .687   .668   .649    .630           52
      53       .763   .747   .730   .713   .695   .676   .657    .638           53
      54       .771   .755   .738   .721   .703   .685   .666    .646           54

      55       .779   .763   .747   .730   .712   .693   .674    .655           55
      56       .787   .771   .755   .738   .721   .702   .683    .664           56
      57       .795   .780   .764   .747   .730   .712   .693    .673           57
      58       .804   .789   .773   .756   .739   .721   .702    .683           58
      59       .812   .798   .782   .766   .749   .731   .712    .693           59

      60       .821   .806   .791   .775   .758   .741   .722    .703           60
      61       .829   .815   .800   .785   .768   .751   .733    .714           61
      62       .838   .824   .810   .794   .778   .761   .743    .725           62
      63       .846   .833   .819   .804   .788   .772   .754    .736           63
      64       .855   .842   .829   .814   .799   .782   .765    .747           64

      65       .863   .851   .838   .824   .809   .793   .776    .758           65
      66       .872   .860   .847   .833   .819   .803   .787    .770           66
      67       .880   .868   .856   .843   .829   .814   .798    .781           67
      68       .888   .877   .865   .853   .839   .825   .809    .793           68
      69       .895   .885   .874   .862   .849   .835   .820    .804           69

      70       .903   .893   .883   .871   .859   .845   .831    .816           70
      71       .910   .901   .891   .880   .868   .855   .842    .827           71
      72       .917   .908   .899   .889   .878   .865   .852    .838           72
      73       .923   .916   .907   .897   .887   .875   .863    .849           73
      74       .930   .922   .914   .905   .895   .884   .873    .860           74


                              SPECIAL PROVISION C

            FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
                     TO DETERMINE INCOME UNDER CONTINGENT
  ANNUITANT OPTION IF 100% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT


BENEFICIARY'S                                                          BENEFICIARY'S
   AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:                AGE AT
PENSIONER'S                                                             PENSIONER'S
 RETIREMENT     55     56     57     58     59     60     61    62       RETIREMENT
 ----------    ---    ---    ---    ---    ---    ---    ---   ---       ----------
      75       .971   .968   .965   .961   .957   .952   .948  .942           75
      76       .974   .971   .968   .965   .961   .957   .952  .947           76
      77       .976   .974   .971   .968   .965   .961   .957  .952           77
      78       .979   .976   .974   .971   .968   .965   .961  .957           78
      79       .981   .979   .976   .974   .971   .968   .965  .961           79

      80       .983   .981   .979   .977   .974   .971   .968  .965           80
      81       .985   .983   .981   .979   .977   .974   .971  .968           81
      82       .986   .985   .983   .981   .979   .977   .975  .972           82
      83       .988   .986   .985   .983   .982   .980   .977  .975           83
      84       .989   .988   .987   .985   .984   .982   .980  .978           84

BENEFICIARY'S                                                            BENEFICIARY'S
   AGE AT               PENSIONER WHOSE RETIREMENT AGE IS:                   AGE AT
PENSIONER'S                                                               PENSIONER'S
 RETIREMENT     63     64     65     66     67     68     69      70       RETIREMENT
 ----------    ---    ---    ---    ---    ---    ---    ---     ---       ----------
      75       .936   .929   .921   .913   .904   .893   .882    .870         75
      76       .941   .935   .928   .920   .912   .902   .892    .880         76
      77       .947   .941   .934   .927   .919   .910   .900    .890         77
      78       .952   .946   .940   .934   .926   .918   .909    .899         78
      79       .956   .952   .946   .940   .933   .926   .917    .908         79

      80       .961   .956   .951   .946   .939   .932   .925    .916         80
      81       .965   .961   .956   .951   .945   .939   .932    .924         81
      82       .968   .965   .961   .956   .951   .945   .939    .931         82
      83       .972   .969   .965   .961   .956   .951   .945    .938         83
      84       .975   .972   .969   .965   .961   .958   .951    .945         84

                             SPECIAL PROVISION C

               FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
                       TO DETERMINE INCOME UNDER CONTINGENT
    ANNUITANT OPTION IF 100% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT


BENEFICIARY'S                                                           BENEFICIARY'S
   AGE AT              PENSIONER WHOSE RETIREMENT AGE IS:                   AGE AT
PENSIONER'S                                                              PENSIONER'S
 RETIREMENT     70     71     72     73     74     75     76     77      RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---    ---     -------------
      25       .500   .483   .466   .449   .432   .414   .397   .380        25
      26       .503   .486   .468   .451   .434   .416   .399   .382        26
      27       .505   .488   .471   .453   .436   .419   .401   .384        27
      28       .508   .491   .473   .456   .438   .421   .403   .386        28
      29       .511   .493   .476   .458   .441   .423   .406   .388        29

      30       .514   .496   .478   .461   .443   .426   .408   .391        30
      31       .517   .499   .481   .464   .446   .428   .411   .393        31
      32       .520   .502   .484   .466   .449   .431   .413   .396        32
      33       .523   .505   .488   .470   .452   .434   .416   .398        33
      34       .527   .509   .491   .473   .455   .437   .419   .401        34

      35       .531   .513   .494   .476   .458   .440   .422   .404        35
      36       .535   .516   .498   .480   .462   .443   .425   .407        36
      37       .539   .520   .502   .484   .465   .447   .429   .411        37
      38       .543   .525   .506   .488   .469   .451   .432   .414        38
      39       .548   .529   .511   .492   .473   .455   .436   .418        39

      40       .552   .534   .515   .496   .478   .459   .440   .422        40
      41       .557   .539   .520   .501   .482   .463   .445   .426        41
      42       .563   .544   .525   .506   .487   .468   .449   .430        42
      43       .568   .549   .530   .511   .492   .473   .454   .435        43
      44       .574   .555   .536   .517   .497   .478   .459   .440        44

      45       .580   .561   .542   .522   .503   .483   .464   .445        45
      46       .586   .567   .548   .528   .509   .489   .469   .450        46
      47       .593   .573   .554   .534   .515   .495   .475   .455        47
      48       .600   .580   .561   .541   .521   .501   .481   .461        48
      49       .607   .587   .567   .548   .528   .507   .487   .467        49

BENEFICIARY'S                                                           BENEFICIARY'S
   AGE AT              PENSIONER WHOSE RETIREMENT AGE IS:                AGE AT
PENSIONER'S                                                             PENSIONER'S
 RETIREMENT      78     79     80     81     82     83     84     85     RETIREMENT
- -----------     ---    ---    ---    ---    ---    ---    ---    ---    ------------
      25       .364   .347   .331   .315   .299   .284   .269   .254        25
      26       .365   .349   .333   .316   .301   .285   .270   .256        26
      27       .367   .351   .334   .318   .302   .287   .272   .257        27
      28       .369   .353   .336   .320   .304   .288   .273   .258        28
      29       .371   .355   .338   .322   .306   .290   .275   .260        29

      30       .374   .357   .340   .324   .307   .292   .276   .261        30
      31       .376   .359   .342   .326   .309   .294   .278   .263        31
      32       .378   .361   .344   .328   .311   .295   .280   .265        32
      33       .381   .364   .347   .330   .314   .298   .282   .267        33
      34       .384   .366   .349   .332   .316   .300   .284   .269        34

      35       .387   .369   .352   .335   .318   .302   .286   .271        35
      36       .390   .372   .355   .337   .321   .304   .288   .273        36
      37       .393   .375   .357   .340   .323   .307   .291   .275        37
      38       .396   .378   .361   .343   .326   .310   .293   .277        38
      39       .400   .382   .364   .346   .329   .312   .296   .280        39

      40       .403   .385   .367   .350   .332   .315   .299   .283        40
      41       .407   .389   .371   .353   .336   .319   .302   .286        41
      42       .412   .393   .375   .357   .339   .322   .305   .289        42
      43       .416   .397   .379   .361   .343   .326   .309   .292        43
      44       .421   .402   .383   .365   .347   .329   .312   .295        44

      45       .425   .406   .388   .369   .351   .333   .316   .299        45
      46       .431   .411   .392   .374   .355   .337   .320   .303        46
      47       .436   .417   .397   .379   .360   .342   .324   .307        47
      48       .442   .422   .403   .384   .365   .346   .328   .311        48
      49       .447   .428   .408   .389   .370   .351   .333   .315        49


                              SPECIAL PROVISION C

            FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
                     TO DETERMINE INCOME UNDER CONTINGENT
 ANNUITANT OPTION IF 100% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT


BENEFICIARY'S                                                          BENEFICIARY'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:               AGE AT
 PENSIONER'S                                                            PENSIONER'S
 RETIREMENT     70     71     72     73     74     75     76     77     RETIREMENT
- ------------   ---    ---    ---    ---    ---    ---    ---    ---    -------------
      50       .614   .594   .575   .555   .534   .514   .494   .474        50
      51       .622   .602   .582   .562   .542   .521   .501   .480        51
      52       .630   .610   .590   .570   .549   .529   .508   .487        52
      53       .638   .618   .598   .577   .557   .536   .515   .495        53
      54       .646   .626   .606   .586   .565   .544   .523   .502        54

      55       .655   .635   .615   .594   .574   .553   .532   .510        55
      56       .664   .644   .624   .603   .582   .561   .540   .519        56
      57       .673   .654   .633   .613   .592   .570   .549   .528        57
      58       .683   .663   .643   .622   .601   .580   .558   .537        58
      59       .693   .673   .653   .632   .611   .590   .568   .546        59

      60       .703   .684   .663   .643   .622   .600   .578   .556        60
      61       .714   .694   .674   .654   .632   .611   .589   .567        61
      62       .725   .705   .685   .665   .644   .622   .600   .578        62
      63       .736   .716   .697   .676   .655   .634   .612   .589        63
      64       .747   .728   .708   .688   .667   .646   .624   .601        64

      65       .758   .740   .720   .700   .679   .658   .636   .614        65
      66       .770   .751   .732   .712   .692   .671   .649   .627        66
      67       .781   .763   .745   .725   .705   .684   .662   .640        67
      68       .793   .775   .757   .738   .718   .697   .676   .653        68
      69       .804   .787   .769   .751   .731   .711   .689   .667        69

      70       .816   .799   .782   .764   .744   .724   .703   .682        70
      71       .827   .811   .794   .777   .758   .738   .718   .696        71
      72       .838   .823   .807   .790   .771   .752   .732   .711        72
      73       .849   .835   .819   .802   .785   .766   .746   .726        73
      74       .860   .846   .831   .815   .798   .780   .761   .741        74

BENEFICIARY'S                                                          BENEFICIARY'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:               AGE AT
 PENSIONER'S                                                           PENSIONER'S
 RETIREMENT     78     79     80     81     82     83     84     85     RETIREMENT
- ------------   ---    ---    ---    ---    ---    ---    ---    ---   -------------
      50       .454   .434   .414   .394   .375   .356   .338   .320        50
      51       .460   .440   .420   .400   .381   .362   .343   .325        51
      52       .467   .446   .426   .406   .387   .367   .348   .330        52
      53       .474   .453   .433   .413   .393   .373   .354   .335        53
      54       .481   .461   .440   .419   .399   .379   .360   .341        54

      55       .489   .468   .447   .426   .406   .386   .366   .347        55
      56       .497   .476   .455   .434   .413   .393   .373   .353        56
      57       .506   .484   .463   .442   .421   .400   .380   .360        57
      58       .515   .493   .472   .450   .429   .408   .387   .367        58
      59       .524   .502   .481   .459   .437   .416   .395   .374        59

      60       .534   .512   .490   .468   .446   .424   .403   .382        60
      61       .545   .522   .500   .478   .455   .434   .412   .391        61
      62       .556   .533   .510   .488   .465   .443   .421   .400        62
      63       .567   .644   .521   .499   .476   .453   .431   .409        63
      64       .579   .556   .533   .510   .487   .464   .441   .419        64

      65       .591   .568   .545   .522   .498   .475   .452   .430        65
      66       .604   .581   .557   .534   .511   .487   .464   .441        66
      67       .617   .594   .571   .547   .523   .500   .476   .453        67
      68       .631   .608   .584   .560   .537   .513   .489   .465        68
      69       .645   .622   .598   .574   .550   .526   .502   .478        69

      70       .659   .636   .613   .589   .565   .540   .516   .492        70
      71       .674   .651   .628   .604   .580   .555   .531   .506        71
      72       .689   .666   .643   .619   .595   .571   .546   .521        72
      73       .704   .682   .659   .635   .611   .586   .562   .536        73
      74       .720   .698   .675   .651   .627   .603   .578   .553        74


                              SPECIAL PROVISION C

            FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
                     TO DETERMINE INCOME UNDER CONTINGENT
 ANNUITANT OPTION IF 100% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT



BENEFICIARY'S                                                           BENEFICIARY'S
   AGE AT               PENSIONER WHOSE RETIREMENT AGE IS:                 AGE AT
PENSIONER'S                                                             PENSIONER'S
 RETIREMENT     70     71     72     73     74     75     76     77      RETIREMENT
 ----------    ---    ---    ---    ---    ---    ---    ---    ---     -------------
      75       .870   .857   .843   .828   .811   .794   .775   .756          75
      76       .880   .868   .854   .840   .824   .807   .790   .771          76
      77       .890   .878   .865   .852   .837   .821   .804   .785          77
      78       .899   .888   .876   .863   .849   .834   .818   .800          78
      79       .908   .898   .886   .874   .861   .847   .831   .814          79

      80       .916   .907   .896   .885   .873   .859   .844   .828          80
      81       .924   .915   .906   .895   .884   .871   .857   .842          81
      82       .931   .923   .915   .905   .894   .882   .869   .855          82
      83       .938   .931   .923   .914   .904   .893   .881   .868          83
      84       .945   .938   .931   .922   .913   .903   .892   .880          84

BENEFICIARY'S                                                            BENEFICIARY'S
   AGE AT               PENSIONER WHOSE RETIREMENT AGE IS:                  AGE AT
PENSIONER'S                                                              PENSIONER'S
 RETIREMENT     78     79     80     81     82     83     84     85       RETIREMENT
 ----------    ---    ---    ---    ---    ---    ---    ---    ---      -----------
      75       .735   .714   .691   .668   .644   .620   .595   .569          75
      76       .751   .730   .708   .685   .661   .637   .612   .587          76
      77       .766   .746   .724   .702   .679   .654   .630   .605          77
      78       .781   .762   .741   .719   .696   .672   .648   .623          78
      79       .797   .778   .757   .736   .714   .690   .666   .641          79

      80       .811   .793   .774   .753   .731   .709   .685   .660          80
      81       .826   .808   .790   .770   .749   .727   .704   .680          81
      82       .840   .823   .806   .787   .766   .745   .723   .699          82
      83       .853   .838   .821   .803   .784   .763   .741   .718          83
      84       .866   .852   .836   .819   .800   .781   .760   .738          84


                              SPECIAL PROVISION D

               MARITAL PENSIONS, JOINT PENSIONS WITH SPOUSES AND
                      SPECIAL JOINT PENSIONS WITH SPOUSES


      MARITAL PENSIONS and JOINT PENSIONS with SPOUSES shall be determined by multiplying factors calculated in accordance with the 1951 Male Group Annuity Table at 5% interest, with the following modifications:

(i) PARTICIPANT's mortality rates shall be determined by adding 41% of the rates at PARTICIPANT's ages to 59% of the rates at ages five years lower.

(ii) SPOUSE's mortality rates shall be determined by adding 59% of the rates at SPOUSE's ages to 41% of the rates at ages five years higher.

(iii) For MARITAL PENSIONS, the factors shall be calculated taking into account only one-half of the costs of the benefits to surviving SPOUSES.

(iv) When the proportions of the JOINT PENSIONS to be continued to SPOUSES exceed 50%, the factors shall be calculated in such a way that the values of such JOINT PENSIONS are equal to the values of corresponding MARITAL PENSION.

(v) When the proportions of the JOINT PENSIONS to be continued to SPOUSES are less than 50%, the factors shall be calculated taking into account only one-half of the costs to surviving SPOUSES.

(vi) Whenever a factor calculated for a MARITAL or JOINT PENSION with SPOUSE is smaller than the corresponding factor for a non-spouse JOINT PENSION, the non-spouse JOINT PENSION factor shall be substituted for the calculated factor.

      The following tables illustrate the factors to be applied for typical options which may be elected between 25% and 100%.

EXAMPLE: Assume the PARTICIPANT is age 62 and Spouse age 60. Also assume that the PARTICIPANT's BASIC PENSION is $1,000 per month.

                                                        Non-Spouse's Pension
 Spouse's  Option     Basic      Reduced     Spouse's       In Event of
  Option   Factor    Pension     Pension     Portion    Participant's Death
 --------  ------    -------     -------     --------   --------------------
    25%     .976  X  $1,000.  =   $976.   X     .25   =        $244.00
    50%     .955  X  $1,000.  =   $955.   X     .50   =        $477.50
    75%     .914  X  $1,000.  =   $914.   X     .75   =        $685.50
   100%     .876  X  $1,000.  =   $876.   X    1.00   =        $876.00

      SPECIAL JOINT PENSIONS with SPOUSES shall be determined using the same actuarial assumptions described above and are illustrated in the tables following the JOINT PENSION tables.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
              WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                              25% OPTION ELECTION
                              -------------------

  SPOUSE'S                                                               SPOUSE'S
   AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:               AGE AT
PENSIONER'S                                                             PENSIONER'S
RETIREMENT      55     56     57     58     59     60     61    62       RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---   ---       ----------
      40       .969   .967   .964   .962   .959   .956   .953   .950         40
      41       .970   .968   .965   .963   .960   .957   .954   .951         41
      42       .971   .969   .966   .964   .961   .958   .955   .952         42
      43       .972   .970   .967   .965   .962   .960   .957   .953         43
      44       .973   .971   .968   .966   .963   .961   .958   .955         44

      45       .974   .972   .969   .967   .965   .962   .959   .956         45
      46       .975   .973   .970   .968   .966   .963   .960   .957         46
      47       .976   .974   .972   .969   .967   .964   .962   .959         47
      48       .977   .975   .973   .970   .968   .966   .963   .960         48
      49       .978   .976   .974   .972   .969   .967   .964   .961         49

      50       .979   .977   .975   .973   .970   .968   .965   .963         50
      51       .980   .978   .976   .974   .972   .969   .967   .964         51
      52       .980   .979   .977   .975   .973   .970   .968   .965         52
      53       .981   .980   .978   .976   .974   .972   .969   .967         53
      54       .982   .981   .979   .977   .975   .973   .971   .968         54

      55       .983   .982   .980   .978   .976   .974   .972   .969         55
      56       .984   .983   .981   .979   .977   .975   .973   .971         56
      57       .985   .984   .982   .980   .979   .977   .975   .972         57
      58       .986   .984   .983   .981   .980   .978   .976   .974         58
      59       .987   .985   .984   .982   .981   .979   .977   .975         59

  SPOUSE'S                                                                SPOUSE'S
   AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:                AGE AT
PENSIONER'S                                                              PENSIONER'S
RETIREMENT      63     64     65     66     67     68     69     70      RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---    ---      ----------
      40       .946   .943   .939   .935   .930   .926   .921   .916         40
      41       .948   .944   .940   .936   .932   .927   .922   .917         41
      42       .949   .945   .941   .937   .933   .929   .924   .919         42
      43       .950   .947   .943   .939   .934   .930   .925   .920         43
      44       .951   .948   .944   .940   .936   .931   .927   .922         44

      45       .953   .949   .946   .942   .937   .933   .928   .923         45
      46       .954   .951   .947   .943   .939   .935   .930   .925         46
      47       .955   .952   .948   .945   .940   .936   .932   .927         47
      48       .957   .953   .950   .946   .942   .938   .933   .928         48
      49       .958   .955   .951   .948   .944   .939   .935   .930         49

      50       .960   .956   .953   .949   .945   .941   .937   .932         50
      51       .961   .958   .955   .951   .947   .943   .939   .934         51
      52       .962   .959   .956   .953   .949   .945   .940   .936         52
      53       .964   .961   .958   .954   .951   .947   .942   .938         53
      54       .965   .962   .959   .956   .952   .948   .944   .940         54

      55       .967   .964   .961   .958   .954   .950   .946   .942         55
      56       .968   .966   .963   .959   .956   .952.  .948   .944         56
      57       .970   .967   .964   .961   .958   .954   .950   .946         57
      58       .971   .969   .966   .963   .959   .956   .952   .948         58
      59       .973   .970   .967   .964   .961   .958   .954   .950         59





NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
              WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                              25% OPTION ELECTION
                              -------------------
                                  (Continued)

  SPOUSE'S                                                               SPOUSE'S
   AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:               AGE AT
PENSIONER'S                                                             PENSIONER'S
RETIREMENT      55     56     57     58     59     60     61     62     RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---    ---     ----------
      60       .987   .986   .985   .984   .982   .980   .978   .976         60
      61       .988   .987   .986   .985   .983   .981   .980   .978         61
      62       .989   .988   .987   .985   .984   .983   .981   .979         62
      63       .990   .989   .988   .986   .985   .984   .982   .980         63
      64       .990   .990   .988   .987   .986   .985   .983   .981         64

      65       .991   .990   .989   .988   .987   .986   .984   .983         65
      66       .992   .991   .990   .989   .988   .987   .985   .984         66
      67       .992   .992   .991   .990   .989   .988   .986   .985         67
      68       .993   .992   .992   .991   .990   .989   .987   .986         68
      69       .994   .993   .992   .991   .990   .989   .988   .987         69

      70       .994   .993   .993   .992   .991   .990   .989   .988         70
      71       .995   .994   .993   .993   .992   .991   .990   .989         71
      72       .995   .995   .994   .993   .993   .992   .991   .990         72
      73       .995   .995   .995   .994   .993   .993   .992   .991         73
      74       .996   .995   .995   .994   .994   .993   .992   .992         74

  SPOUSE'S                                                                  SPOUSE'S
   AGE AT               PENSIONER WHOSE RETIREMENT AGE IS:                   AGE AT
PENSIONER'S                                                               PENSIONER'S
RETIREMENT      63     64     65     66     67     68     69     70       RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---    ---       ----------
      60       .974   .972   .969   .966   .963   .960   .956   .952         60
      61       .976   .973   .971   .968   .965   .962   .958   .954         61
      62       .977   .975   .972   .970   .967   .964   .960   .957         62
      63       .978   .976   .974   .971   .969   .966   .962   .959         63
      64       .980   .978   .975   .973   .970   .967   .964   .961         64

      65       .981   .979   .977   .975   .972   .969   .966   .963         65
      66       .982   .980   .978   .976   .974   .971   .968   .965         66
      67       .983   .982   .980   .978   .975   .973   .970   .967         67
      68       .985   .983   .981   .979   .977   .975   .972   .969         68
      69       .986   .984   .983   .981   .979   .976   .974   .971         69

      70       .987   .985   .984   .982   .980   .978   .976   .973         70
      71       .988   .987   .985   .984   .982   .980   .978   .975         71
      72       .989   .988   .986   .985   .983   .981   .979   .977         72
      73       .990   .989   .987   .986   .985   .983   .981   .979         73
      74       .991   .990   .989   .987   .986   .984   .982   .980         74





NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
              WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                                50% OPTION ELECTION
                                -------------------

  SPOUSE'S                                                                   SPOUSE'S
   AGE AT               PENSIONER WHOSE RETIREMENT AGE IS:                    AGE AT
PENSIONER'S                                                                 PENSIONER'S
RETIREMENT      55     56     57     58     59     60     61      62        RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---     ---        ----------
      40       .942   .938   .934   .929   .924   .919   .914    .909           40
      41       .943   .939   .935   .931   .926   .921   .916    .911           41
      42       .945   .941   .937   .933   .928   .923   .918    .913           42
      43       .947   .943   .939   .934   .930   .925   .920    .915           43
      44       .948   .945   .941   .936   .932   .927   .922    .917           44

      45       .950   .946   .942   .938   .934   .929   .924    .919           45
      46       .952   .948   .944   .940   .936   .931   .926    .921           46
      47       .954   .950   .946   .942   .938   .933   .929    .923           47
      48       .955   .952   .948   .944   .940   .935   .931    .926           48
      49       .957   .954   .950   .946   .942   .938   .933    .928           49

      50       .959   .956   .952   .948   .944   .940   .935    .930           50
      51       .961   .957   .954   .950   .946   .942   .938    .933           51
      52       .962   .959   .956   .952   .948   .944   .940    .935           52
      53       .964   .961   .958   .954   .950   .946   .942    .938           53
      54       .966   .963   .960   .956   .953   .949   .945    .940           54

      55       .968   .965   .962   .958   .955   .951   .947    .942           55
      56       .969   .966   .963   .960   .957   .953   .949    .945           56
      57       .971   .968   .965   .962   .959   .955   .952    .947           57
      58       .972   .970   .967   .964   .961   .958   .954    .950           58
      59       .974   .972   .969   .966   .963   .960   .956    .952           59



  SPOUSE'S                                                                   SPOUSE'S
   AGE AT               PENSIONER WHOSE RETIREMENT AGE IS:                    AGE AT
PENSIONER'S                                                                 PENSIONER'S
RETIREMENT      63     64     65     66     67     68     69      70        RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---     ---        ----------
      40       .903   .897   .891   .885   .878   .871   .863    .856           40
      41       .905   .899   .893   .887   .880   .873   .865    .858           41
      42       .907   .901   .895   .889   .882   .875   .868    .860           42
      43       .909   .903   .897   .891   .884   .877   .870    .862           43
      44       .911   .906   .899   .893   .886   .879   .872    .865           44

      45       .914   .908   .902   .895   .889   .882   .875    .867           45
      46       .916   .910   .904   .898   .891   .884   .877    .870           46
      47       .918   .912   .906   .900   .894   .887   .880    .872           47
      48       .920   .915   .909   .903   .896   .889   .882    .875           48
      49       .923   .917   .911   .905   .899   .892   .885    .878           49

      50       .925   .920   .914   .908   .901   .895   .888    .880           50
      51       .928   .922   .917   .911   .904   .898   .891    .883           51
      52       .930   .925   .919   .913   .907   .900   .894    .886           52
      53       .933   .927   .922   .916   .910   .903   .897    .889           53
      54       .935   .930   .925   .919   .913   .906   .900    .893           54

      55       .938   .933   .927   .922   .916   .909   .903    .896           55
      56       .940   .936   .930   .925   .919   .913   .906    .899           56
      57       .943   .938   .933   .928   .922   .916   .909    .902           57
      58       .946   .941   .936   .931   .925   .919   .913    .906           58
      59       .948   .944   .939   .934   .928   .922   .916    .909           59


NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
              WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                              50% OPTION ELECTION
                              -------------------
                                  (Continued)

 SPOUSE'S                                                                 SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:                AGE AT
PENSIONER'S                                                              PENSIONER'S
RETIREMENT      55     56     57     58     59     60     61     62       RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---    ---       ----------
    60        .976   .973   .971   .968   .965   .962   .959   .955          60
    61        .977   .975   .973   .970   .967   .964   .961   .957          61
    62        .979   .976   .974   .972   .969   .966   .963   .960          62
    63        .980   .978   .976   .974   .971   .968   .965   .962          63
    64        .981   .979   .977   .975   .973   .970   .967   .964          64

    65        .983   .981   .979   .977   .975   .972   .970   .967          65
    66        .984   .982   .980   .979   .976   .974   .972   .969          66
    67        .985   .984   .982   .980   .978   .976   .974   .971          67
    68        .986   .985   .983   .982   .980   .978   .975   .973          68
    69        .987   .986   .985   .983   .981   .979   .977   .975          69

    70        .988   .987   .986   .984   .983   .981   .979   .977          70
    71        .989   .988   .987   .986   .984   .983   .981   .979          71
    72        .990   .989   .988   .987   .985   .984   .982   .980          72
    73        .991   .990   .989   .988   .987   .985   .984   .982          73
    74        .992   .991   .990   .989   .988   .987   .985   .984          74

 SPOUSE'S                                                                  SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:                 AGE AT
PENSIONER'S                                                               PENSIONER'S
RETIREMENT      63     64     65     66     67     68     69      70      RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---     ---      -----------
    60        .951   .946   .942   .937   .931   .926   .919   .913          60
    61        .953   .949   .945   .940   .934   .929   .923   .916          61
    62        .956   .952   .947   .943   .938   .932   .926   .920          62
    63        .958   .955   .950   .946   .941   .936   .930   .924          63
    64        .961   .957   .953   .949   .944   .939   .933   .928          64

    65        .963   .960   .956   .952   .947   .942   .937   .931          65
    66        .966   .962   .959   .955   .950   .945   .940   .935          66
    67        .968   .965   .961   .957   .953   .949   .944   .939          67
    68        .970   .967   .964   .960   .956   .952   .947   .942          68
    69        .972   .970   .966   .963   .959   .955   .951   .946          69

    70        .974   .972   .969   .966   .962   .958   .954   .949          70
    71        .976   .974   .971   .968   .965   .961   .957   .953          71
    72        .978   .976   .973   .971   .967   .964   .960   .956          72
    73        .980   .978   .976   .973   .970   .967   .963   .959          73
    74        .982   .980   .978   .975   .972   .969   .966   .962          74





NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
              WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                              75% OPTION ELECTION
                              -------------------

 SPOUSE'S                                                            SPOUSE'S
  AGE AT               PENSIONER WHOSE RETIREMENT AGE IS:             AGE AT
PENSIONER'S                                                         PENSIONER'S
RETIREMENT      55     56     57     58     59    60    61    62    RETIREMENT
- -----------    ---    ---    ---    ---    ---   ---   ---   ---    ----------
    40        .890   .883   .875   .868   .859   .851  .842  .833       40
    41        .893   .886   .878   .871   .863   .854  .845  .836       41
    42        .896   .889   .881   .874   .866   .857  .849  .840       42
    43        .899   .892   .885   .877   .869   .861  .852  .843       43
    44        .902   .895   .888   .880   .872   .864  .856  .847       44

    45        .905   .898   .891   .884   .876   .868  .859  .850       45
    46        .908   .901   .894   .887   .879   .871  .863  .854       46
    47        .911   .905   .898   .891   .883   .875  .867  .858       47
    48        .915   .908   .901   .894   .887   .879  .870  .862       48
    49        .918   .911   .905   .898   .890   .883  .874  .866       49

    50        .921   .915   .908   .901   .894   .886  .878  .870       50
    51        .924   .918   .912   .905   .898   .890  .882  .874       51
    52        .927   .922   .915   .909   .902   .894  .887  .878       52
    53        .931   .925   .919   .912   .906   .898  .891  .883       53
    54        .934   .928   .922   .916   .910   .902  .895  .887       54

    55        .937   .932   .926   .920   .913   .906  .899  .891       55
    56        .940   .935   .930   .924   .917   .911  .903  .896       56
    57        .943   .938   .933   .927   .921   .915  .908  .900       57
    58        .946   .942   .936   .931   .925   .919  .912  .905       58
    59        .949   .945   .940   .935   .929   .923  .916  .909       59

 SPOUSE'S                                                            SPOUSE'S
  AGE AT               PENSIONER WHOSE RETIREMENT AGE IS:             AGE AT
PENSIONER'S                                                         PENSIONER'S
RETIREMENT      63     64     65     66     67    68     69    70   RETIREMENT
- -----------    ---    ---    ---    ---    ---   ---    ---   ---   ----------
    40        .824   .814   .803   .793   .782  .771   .760  .748       40
    41        .827   .817   .807   .796   .785  .774   .763  .751       41
    42        .830   .820   .810   .800   .789  .778   .766  .754       42
    43        .834   .824   .814   .803   .792  .781   .770  .758       43
    44        .837   .827   .817   .807   .796  .785   .773  .762       44

    45        .841   .831   .821   .811   .800  .789   .777  .765       45
    46        .845   .835   .825   .814   .804  .792   .781  .769       46
    47        .849   .839   .829   .819   .808  .797   .785  .773       47
    48        .853   .843   .833   .823   .812  .801   .789  .778       48
    49        .857   .847   .837   .827   .816  .805   .794  .782       49

    50        .861   .851   .842   .831   .821  .810   .798  .786       50
    51        .865   .856   .846   .836   .825  .814   .803  .791       51
    52        .869   .860   .851   .840   .830  .819   .808  .796       52
    53        .874   .865   .855   .845   .835  .824   .813  .801       53
    54        .878   .869   .860   .850   .840  .829   .818  .806       54

    55        .883   .874   .865   .855   .845  .834   .823  .811       55
    56        .887   .879   .870   .860   .850  .839   .828  .817       56
    57        .892   .884   .875   .865   .855  .845   .834  .822       57
    58        .897   .888   .880   .870   .860  .850   .839  .828       58
    59        .901   .893   .885   .876   .866  .856   .845  .834       59

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
              WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                              75% OPTION ELECTION
                              -------------------
                                  (Continued)

  SPOUSE'S                                                              SPOUSE'S
   AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:              AGE AT
PENSIONER'S                                                           PENSIONER'S
RETIREMENT      55     56     57     58     59     60     61    62    RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---   ---    ----------
      60       .952   .948   .943   .938   .933   .927   .920  .914        60
      61       .955   .951   .946   .942   .936   .931   .925  .918        61
      62       .958   .954   .950   .945   .940   .935   .929  .922        62
      63       .961   .957   .953   .948   .944   .939   .933  .927        63
      64       .963   .960   .956   .952   .947   .942   .937  .931        64

      65       .966   .962   .959   .955   .951   .946   .941  .935        65
      66       .968   .965   .962   .958   .954   .950   .945  .939        66
      67       .971   .968   .964   .961   .957   .953   .948  .943        67
      68       .973   .970   .967   .964   .960   .956   .952  .947        68
      69       .975   .972   .970   .967   .963   .960   .956  .951        69

      70       .977   .975   .972   .969   .966   .963   .959  .955        70
      71       .979   .977   .974   .972   .969   .966   .962  .958        71
      72       .981   .979   .976   .974   .971   .968   .965  .962        72
      73       .982   .980   .978   .976   .974   .971   .968  .965        73
      74       .984   .982   .980   .978   .976   .974   .971  .968        74

  SPOUSE'S                                                              SPOUSE'S
   AGE AT              PENSIONER WHOSE RETIREMENT AGE IS:                AGE AT
PENSIONER'S                                                           PENSIONER'S
RETIREMENT    63     64     65     66     67     68     69      70    RETIREMENT
- -----------  ---    ---    ---    ---    ---    ---    ---     ---    ----------
      60     .906   .898   .890   .881   .871   .861   .851    .840        60
      61     .911   .903   .895   .886   .877   .867   .857    .846        61
      62     .915   .908   .900   .892   .883   .873   .863    .852        62
      63     .920   .913   .905   .897   .888   .879   .869    .858        63
      64     .925   .918   .910   .902   .894   .885   .875    .865        64

      65     .929   .923   .916   .908   .900   .891   .881    .871        65
      66     .934   .927   .921   .913   .905   .897   .887    .878        66
      67     .938   .932   .925   .918   .911   .902   .894    .884        67
      68     .942   .936   .930   .924   .916   .908   .900    .891        68
      69     .946   .941   .935   .929   .922   .914   .906    .897        69

      70     .950   .945   .940   .933   .927   .920   .912    .903        70
      71     .954   .949   .944   .938   .932   .925   .918    .910        71
      72     .958   .953   .948   .943   .937   .930   .923    .916        72
      73     .961   .957   .952   .947   .942   .936   .929    .922        73
      74     .964   .960   .956   .951   .946   .940   .934    .927        74







NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
              WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                              100% OPTION ELECTION
                              --------------------
 SPOUSE'S                                                              SPOUSE'S
  AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:             AGE AT
PENSIONER'S                                                           PENSIONER'S
RETIREMENT      55     56     57     58     59     60     61    62    RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---   ---    ----------
   40          .844   .834   .824   .814   .803   .792   .781  .769      40
   41          .847   .838   .828   .818   .807   .796   .785  .773      41
   42          .851   .842   .832   .822   .811   .800   .789  .777      42
   43          .855   .846   .836   .826   .816   .805   .793  .782      43
   44          .860   .850   .841   .831   .820   .809   .798  .786      44

   45          .864   .855   .845   .835   .825   .814   .803  .791      45
   46          .868   .859   .850   .840   .829   .819   .807  .796      46
   47          .873   .864   .854   .844   .834   .824   .812  .801      47
   48          .877   .868   .859   .849   .839   .829   .817  .806      48
   49          .881   .873   .864   .854   .844   .834   .823  .811      49

   50          .886   .877   .868   .859   .849   .839   .828  .817      50
   51          .890   .882   .873   .864   .854   .844   .833  .822      51
   52          .895   .887   .878   .869   .860   .850   .839  .828      52
   53          .899   .892   .883   .874   .865   .855   .845  .834      53
   54          .904   .896   .888   .879   .870   .860   .850  .839      54

   55          .908   .901   .893   .884   .876   .866   .856  .845      55
   56          .913   .906   .898   .890   .881   .872   .862  .851      56
   57          .917   .910   .903   .895   .886   .877   .868  .857      57
   58          .922   .915   .908   .900   .892   .883   .873  .863      58
   59          .926   .919   .912   .905   .897   .888   .879  .870      59

 SPOUSE'S                                                             SPOUSE'S
  AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:             AGE AT
PENSIONER'S                                                          PENSIONER'S
RETIREMENT      63     64     65     66     67     68     69    70   RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---   ---    ----------
   40          .757   .744   .732   .719   .705   .692   .678  .664      40
   41          .761   .748   .736   .723   .709   .696   .682  .668      41
   42          .765   .753   .740   .727   .713   .700   .686  .672      42
   43          .770   .757   .744   .731   .718   .704   .690  .676      43
   44          .774   .762   .749   .736   .722   .709   .695  .680      44

   45          .779   .766   .754   .740   .727   .713   .699  .685      45
   46          .784   .771   .759   .745   .732   .718   .704  .690      46
   47          .789   .776   .764   .750   .737   .723   .709  .695      47
   48          .794   .782   .769   .756   .742   .728   .714  .700      48
   49          .799   .787   .774   .761   .748   .734   .719  .705      49

   50          .805   .793   .780   .767   .753   .739   .725  .711      50
   51          .810   .798   .786   .772   .759   .745   .731  .716      51
   52          .816   .804   .791   .778   .765   .751   .737  .722      52
   53          .822   .810   .797   .784   .771   .757   .743  .728      53
   54          .828   .816   .804   .791   .777   .763   .749  .735      54

   55          .834   .822   .810   .797   .784   .770   .756  .741      55
   56          .840   .829   .816   .804   .791   .777   .763  .748      56
   57          .846   .835   .823   .810   .797   .784   .770  .755      57
   58          .853   .842   .830   .817   .804   .791   .777  .762      58
   59          .859   .848   .837   .824   .811   .798   .784  .770      59





NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
              WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                              100% OPTION ELECTION
                              --------------------
                                  (Continued)

 SPOUSE'S                                                                SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:               AGE AT
PENSIONER'S                                                             PENSIONER'S
RETIREMENT      55     56     57     58     59     60     61     62      RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---    ---      -----------
   60          .930   .924   .917   .910   .902   .894   .885   .876         60
   61          .934   .928   .922   .915   .908   .900   .891   .882         61
   62          .938   .933   .926   .920   .913   .905   .897   .888         62
   63          .942   .937   .931   .925   .918   .911   .903   .894         63
   64          .946   .941   .935   .929   .923   .916   .908   .900         64

   65          .950   .945   .940   .934   .928   .921   .914   .906         65
   66          .953   .949   .944   .938   .933   .926   .919   .912         66
   67          .957   .952   .948   .943   .937   .931   .925   .918         67
   68          .960   .956   .951   .947   .942   .936   .930   .923         68
   69          .963   .959   .955   .951   .946   .941   .935   .928         69

   70          .966   .962   .959   .955   .950   .945   .940   .934         70
   71          .969   .965   .962   .958   .954   .949   .944   .939         71
   72          .971   .968   .965   .962   .958   .953   .949   .943         72
   73          .974   .971   .968   .965   .961   .957   .953   .948         73
   74          .976   .974   .971   .968   .965   .961   .957   .952         74

 SPOUSE'S                                                                  SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:                 AGE AT
PENSIONER'S                                                               PENSIONER'S
RETIREMENT      63     64     65     66     67     68     69      70      RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---     ---      -----------
   60          .866   .855   .843   .831   .819   .805   .792   .777         60
   61          .872   .861   .850   .839   .826   .813   .799   .785         61
   62          .878   .868   .857   .846   .834   .821   .807   .793         62
   63          .885   .875   .864   .853   .841   .829   .815   .802         63
   64          .891   .882   .871   .860   .849   .837   .824   .810         64

   65          .897   .888   .878   .868   .857   .845   .832   .819         65
   66          .904   .895   .885   .875   .864   .853   .840   .827         66
   67          .910   .901   .892   .882   .872   .860   .848   .836         67
   68          .916   .908   .899   .890   .879   .868   .857   .844         68
   69          .921   .914   .906   .897   .887   .876   .865   .853         69

   70          .927   .920   .912   .903   .894   .884   .873   .862         70
   71          .932   .926   .918   .910   .901   .892   .881   .870         71
   72          .938   .931   .924   .917   .908   .899   .889   .879         72
   73          .943   .937   .930   .923   .915   .906   .897   .887         73
   74          .947   .952   .936   .929   .921   .913   .904   .895         74





NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              50% OPTION ELECTION
                              -------------------

 SPOUSE'S                                                                  SPOUSE'S
  AGE AT               PENSIONER WHOSE RETIREMENT AGE IS:                   AGE AT
PENSIONER'S                                                               PENSIONER'S
RETIREMENT      40     41     42     43     44     45     46      47       RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---     ---       ----------
     20        .966   .964   .961   .959   .956   .953   .950    .947          20
     21        .967   .964   .962   .959   .957   .954   .951    .948          21
     22        .967   .965   .963   .960   .957   .955   .952    .949          22
     23        .968   .966  .963    .961   .958   .955   .952    .949          23
     24        .969   .966   .964   .961   .959   .956   .953    .950          24

     25        .969   .967   .965   .962   .960   .957   .954    .951          25
     26        .970   .968   .965   .963   .960   .958   .955    .952          26
     27        .971   .969   .966   .964   .961   .959   .956    .953          27
     28        .971   .969   .967   .965   .962   .959   .957    .954          28
     29        .972   .970   .968   .965   .963   .960   .957    .954          29

     30        .973   .971   .969   .966   .964   .961   .958    .955          30
     31        .974   .972   .969   .967   .965   .962   .959    .956          31
     32        .974   .972   .970   .968   .965   .963   .960    .957          32
     33        .975   .973   .971   .969   .966   .964   .961    .958          33
     34        .976   .974   .972   .970   .967   .965   .962    .959          34

     35        .977   .975   .973   .970   .968   .966   .963    .960          35
     36        .977   .975   .973   .971   .969   .967   .964    .961          36
     37        .978   .976   .974   .972   .970   .968   .965    .962          37
     38        .979   .977   .975   .973   .971   .969   .966    .963          38
     39        .980   .978   .976   .974   .972   .970   .967    .964          39

 SPOUSE'S                                                                  SPOUSE'S
  AGE AT               PENSIONER WHOSE RETIREMENT AGE IS:                   AGE AT
PENSIONER'S                                                               PENSIONER'S
RETIREMENT      48     49     50     51     52     53     54      55       RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---     ---       ----------
     20        .944   .940   .937   .933   .929   .926   .921    .917          20
     21        .945   .941   .938   .934   .930   .926   .922    .918          21
     22        .945   .942   .938   .935   .931   .927   .923    .919          22
     23        .946   .943   .939   .936   .932   .928   .924    .920          23
     24        .947   .944   .940   .937   .933   .929   .925    .921          24

     25        .948   .944   .941   .937   .934   .930   .926    .921          25
     26        .949   .945   .942   .938   .935   .931   .927    .922          26
     27        .950   .946   .943   .939   .936   .932   .928    .923          27
     28        .950   .947   .944   .940   .936   .933   .929    .924          28
     29        .951   .948   .945   .941   .937   .934   .930    .925          29

     30        .952   .949   .946   .942   .939   .935   .931    .927          30
     31        .953   .950   .947   .943   .940   .936   .932    .928          31
     32        .954   .951   .948   .944   .941   .937   .933    .929          32
     33        .955   .952   .949   .945   .942   .938   .934    .930          33
     34        .956   .953   .950   .947   .943   .939   .935    .931          34

     35        .957   .954   .951   .948   .944   .940   .937    .933          35
     36        .958   .955   .952   .949   .945   .942   .938    .934          36
     37        .960   .957   .953   .950   .947   .943   .939    .935          37
     38        .961   .958   .955   .951   .948   .944   .940    .937          38
     39        .962   .959   .956   .952   .949   .946   .942    .938          39


NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              50% OPTION ELECTION
                              -------------------
                                 (continued)

 SPOUSE'S                                                                  SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:                 AGE AT
PENSIONER'S                                                               PENSIONER'S
RETIREMENT      40     41     42     43     44     45     46     47        RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---    ---        -----------
     40        .980   .979   .977   .975   .973   .970   .968   .966           40
     41        .981   .979   .978   .976   .974   .971   .969   .967           41
     42        .982   .980   .978   .977   .975   .972   .970   .968           42
     43        .983   .981   .979   .977   .975   .973   .971   .969           43
     44        .983   .982   .980   .978   .976   .974   .972   .970           44

     45        .984   .982   .981   .979   .977   .975   .973   .971           45
     46        .985   .983   .982   .980   .978   .976   .974   .972           46
     47        .985   .984   .982   .981   .979   .977   .975   .973           47
     48        .986   .984   .983   .981   .980   .978   .976   .974           48
     49        .986   .985   .984   .982   .981   .979   .977   .975           49

     50        .987   .986   .984   .983   .981   .980   .978   .976           50
     51        .988   .986   .985   .984   .982   .981   .979   .977           51
     52        .988   .987   .986   .984   .983   .981   .980   .978           52
     53        .989   .988   .986   .985   .984   .982   .980   .979           53
     54        .989   .988   .987   .986   .984   .983   .981   .980           54

     55        .990   .989   .988   .986   .985   .984   .982   .980           55
     56        .990   .989   .988   .987   .986   .984   .983   .981           56
     57        .991   .990   .989   .988   .987   .985   .984   .982           57
     58        .991   .990   .989   .988   .987   .986   .985   .983           58
     59        .992   .991   .990   .989   .988   .987   .985   .984           59

 SPOUSE'S                                                                  SPOUSE'S
  AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:                  AGE AT
PENSIONER'S                                                               PENSIONER'S
RETIREMENT      48     49     50     51     52     53     54     55       RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---    ---       -----------
     40        .963   .960   .957   .954   .950   .947   .943   .939           40
     41        .964   .961   .958   .955   .952   .948   .945   .941           41
     42        .965   .962   .959   .956   .953   .950   .946   .942           42
     43        .966   .963   .961   .958   .954   .951   .947   .944           43
     44        .967   .965   .962   .959   .956   .952   .949   .945           44

     45        .968   .966   .963   .960   .957   .954   .950   .947           45
     46        .969   .967   .964   .961   .958   .955   .952   .948           46
     47        .971   .968   .965   .963   .960   .957   .953   .950           47
     48        .972   .969   .967   .964   .961   .958   .955   .951           48
     49        .973   .970   .968   .965   .962   .959   .956   .953           49

     50        .974   .971   .969   .966   .964   .961   .958   .954           50
     51        .975   .973   .970   .968   .965   .962   .959   .956           51
     52        .976   .974   .971   .969   .966   .963   .961   .957           52
     53        .977   .975   .972   .970   .968   .965   .962   .959           53
     54        .978   .976   .974   .971   .969   .966   .963   .960           54

     55        .979   .977   .975   .972   .970   .968   .965   .962           55
     56        .980   .978   .976   .974   .971   .969   .966   .963           56
     57        .981   .979   .977   .975   .973   .970   .968   .965           57
     58        .981   .980   .978   .976   .974   .971   .969   .966           58
     59        .982   .981   .979   .977   .975   .973   .970   .968           59





NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              50% OPTION ELECTION
                              -------------------
                                  (continued)

 SPOUSE'S                                                               SPOUSE'S
  AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:               AGE AT
PENSIONER'S                                                            PENSIONER'S
RETIREMENT      40     41     42     43     44     45     46     47    RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---    ---    ----------
     60        .992   .991   .990   .989   .988   .987   .986   .985       60
     61        .993   .992   .991   .990   .989   .988   .987   .985       61
     62        .993   .992   .991   .991   .990   .988   .987   .986       62
     63        .993   .993   .992   .991   .990   .989   .988   .987       63
     64        .994   .993   .992   .991   .991   .990   .989   .987       64

     65        .994   .993   .993   .992   .991   .990   .989   .988       65
     66        .994   .994   .993   .992   .992   .991   .990   .989       66
     67        .995   .994   .994   .993   .992   .991   .990   .989       67
     68        .995   .994   .994   .993   .993   .992   .991   .990       68
     69        .995   .995   .994   .994   .993   .992   .991   .990       69

     70        .996   .995   .995   .994   .993   .993   .992   .991       70
     71        .996   .995   .995   .994   .994   .993   .992   .991       71
     72        .996   .996   .995   .995   .994   .993   .993   .992       72
     73        .996   .996   .996   .995   .994   .994   .993   .992       73
     74        .997   .996   .996   .995   .995   .994   .994   .993       74

     75        .997   .996   .996   .996   .995   .995   .994   .993       75
     76        .997   .997   .996   .996   .995   .995   .994   .994       76
     77        .997   .997   .997   .996   .996   .995   .995   .994       77
     78        .997   .997   .997   .996   .996   .996   .995   .994       78
     79        .998   .997   .997   .997   .996   .996   .995   .995       79

 SPOUSE'S                                                               SPOUSE'S
  AGE AT              PENSIONER WHOSE RETIREMENT AGE IS:                 AGE AT
PENSIONER'S                                                            PENSIONER'S
RETIREMENT      48     49     50     51     52     53     54     55    RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---    ---    ----------
     60        .983   .981   .980   .978   .976   .974   .972   .969       60
     61        .984   .982   .981   .979   .977   .975   .973   .971       61
     62        .985   .983   .982   .980   .978   .976   .974   .972       62
     63        .985   .984   .983   .981   .979   .977   .975   .973       63
     64        .986   .985   .983   .982   .980   .978   .976   .974       64

     65        .987   .986   .984   .983   .981   .979   .978   .976       65
     66        .988   .986   .985   .984   .982   .980   .979   .977       66
     67        .988   .987   .986   .984   .983   .981   .980   .978       67
     68        .989   .988   .987   .985   .984   .982   .981   .979       68
     69        .989   .988   .987   .986   .985   .983   .982   .980       69

     70        .990   .989   .988   .987   .986   .984   .983   .981       70
     71        .991   .990   .989   .987   .986   .985   .984   .982       71
     72        .991   .990   .989   .988   .987   .986   .985   .983       72
     73        .992   .991   .990   .989   .988   .987   .985   .984       73
     74        .992   .991   .990   .989   .988   .987   .986   .985       74

     75        .993   .992   .991   .990   .989   .988   .987   .986       75
     76        .993   .992   .992   .991   .990   .989   .988   .987       76
     77        .993   .993   .992   .991   .990   .989   .988   .987       77
     78        .994   .993   .992   .992   .991   .990   .989   .988       78
     79        .994   .994   .993   .992   .991   .991   .990   .989       79


NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              50% OPTION ELECTION
                              -------------------
                                  (continued)

  SPOUSE'S                                                                  SPOUSE'S
   AGE AT               PENSIONER WHOSE RETIREMENT AGE IS:                   AGE AT
PENSIONER'S                                                                PENSIONER'S
RETIREMENT      40     41     42     43     44     45     46      47       RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---     ---       ----------
     80        .998   .997   .997   .997   .997   .996   .996    .995          80
     81        .998   .998   .997   .997   .997   .996   .996    .995          81
     82        .998   .998   .998   .997   .997   .997   .996    .996          82
     83        .998   .998   .998   .997   .997   .997   .996    .996          83
     84        .998   .998   .998   .998   .997   .997   .997    .996          84

     85        .998   .998   .998   .998   .998   .997   .997    .997          85
     86        .999   .998   .998   .998   .998   .997   .997    .997          86
     87        .999   .998   .998   .998   .998   .998   .997    .997          87
     88        .999   .999   .998   .998   .998   .998   .998    .997          88
     89        .999   .999   .999   .998   .998   .998   .998    .997          89

 SPOUSE'S                                                                   SPOUSE'S
   AGE AT               PENSIONER WHOSE RETIREMENT AGE IS:                   AGE AT
PENSIONER'S                                                                PENSIONER'S
RETIREMENT      48     49     50     51     52     53     54      55       RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---     ---       ----------
     80        .995   .994   .993   .993   .992   .991   .990    .990          80
     81        .995   .994   .994   .993   .993   .992   .991    .990          81
     82        .995   .995   .994   .994   .993   .992   .992    .991          82
     83        .996   .995   .995   .994   .993   .993   .992    .991          83
     84        .996   .995   .995   .994   .994   .993   .993    .992          84

     85        .996   .996   .995   .995   .994   .994   .993    .992          85
     86        .996   .996   .996   .995   .995   .994   .994    .993          86
     87        .997   .996   .996   .995   .995   .995   .994    .993          87
     88        .997   .997   .996   .996   .995   .995   .994    .994          88
     89        .997   .997   .996   .996   .996   .995   .995    .994          89


NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              50% OPTION ELECTION
                              -------------------

 SPOUSE'S                                                                   SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:                  AGE AT
PENSIONER'S                                                                PENSIONER'S
RETIREMENT      55     56     57     58     59     60     61    62         RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---   ---         -----------
     20        .917   .913   .908   .903   .898   .893   .888  .882             20
     21        .918   .913   .909   .904   .899   .894   .888  .883             21
     22        .919   .914   .910   .905   .900   .895   .889  .884             22
     23        .920   .915   .911   .906   .901   .896   .890  .885             23
     24        .921   .916   .912   .907   .902   .897   .891  .886             24

     25        .921   .917   .912   .908   .903   .898   .892  .887             25
     26        .922   .918   .913   .909   .904   .899   .893  .888             26
     27        .923   .919   .914   .910   .905   .900   .894  .889             27
     28        .924   .920   .916   .911   .906   .901   .895  .890             28
     29        .925   .921   .917   .912   .907   .902   .896  .891             29

     30        .927   .922   .918   .913   .908   .903   .898  .892             30
     31        .928   .923   .919   .914   .909   .904   .899  .893             31
     32        .929   .925   .920   .915   .911   .905   .900  .895             32
     33        .930   .926   .921   .917   .912   .907   .901  .896             33
     34        .931   .927   .923   .918   .913   .908   .903  .897             34

     35        .933   .928   .924   .919   .915   .909   .904  .899             35
     36        .934   .930   .925   .921   .916   .911   .906  .900             36
     37        .935   .931   .927   .922   .917   .912   .907  .902             37
     38        .937   .932   .928   .924   .919   .914   .909  .903             38
     39        .938   .934   .930   .925   .920   .915   .910  .905             39

 SPOUSE'S                                                                   SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:                  AGE AT
PENSIONER'S                                                                PENSIONER'S
RETIREMENT      63     64     65     66     67     68     69    70         RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---   ---         -----------
     20        .876   .870   .864   .857   .850   .843   .836  .828             20
     21        .877   .871   .865   .858   .851   .844   .837  .829             21
     22        .878   .872   .865   .859   .852   .845   .838  .830             22
     23        .879   .873   .866   .860   .853   .846   .838  .831             23
     24        .880   .874   .867   .861   .854   .847   .839  .832             24

     25        .881   .875   .868   .862   .855   .848   .840  .833             25
     26        .882   .876   .869   .863   .856   .849   .841  .834             26
     27        .883   .887   .870   .864   .857   .850   .842  .835             27
     28        .884   .878   .871   .865   .858   .851   .844  .836             28
     29        .885   .879   .873   .866   .859   .852   .845  .837             29

     30        .886   .880   .874   .867   .860   .853   .846  .838             30
     31        .887   .881   .875   .868   .862   .855   .847  .840             31
     32        .889   .883   .876   .870   .863   .856   .849  .841             32
     33        .890   .884   .878   .871   .864   .857   .850  .842             33
     34        .891   .885   .879   .873   .866   .859   .851  .844             34

     35        .893   .887   .881   .874   .867   .860   .853  .845             35
     36        .894   .888   .882   .876   .869   .862   .854  .847             36
     37        .896   .890   .884   .877   .870   .863   .856  .849             37
     38        .897   .892   .885   .879   .872   .865   .858  .850             38
     39        .899   .893   .887   .880   .874   .867   .859  .852             39






NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              50% OPTION ELECTION
                              -------------------
                                  (continued)

 SPOUSE'S                                                                SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:               AGE AT
PENSIONER'S                                                             PENSIONER'S
RETIREMENT      55     56     57     58     59     60     61    62       RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---   ---      -----------
     40        .939   .935   .931   .927   .922   .917   .912  .906          40
     41        .941   .937   .933   .928   .924   .919   .914  .908          41
     42        .942   .938   .934   .930   .925   .920   .915  .910          42
     43        .944   .940   .936   .931   .927   .922   .917  .912          43
     44        .945   .941   .937   .933   .929   .924   .919  .914          44

     45        .947   .943   .939   .935   .930   .926   .921  .915          45
     46        .948   .944   .941   .936   .932   .927   .922  .917          46
     47        .950   .946   .942   .938   .934   .929   .924  .919          47
     48        .951   .948   .944   .940   .936   .931   .926  .921          48
     49        .953   .949   .946   .942   .937   .933   .928  .923          49

     50        .954   .951   .947   .943   .939   .935   .930  .925          50
     51        .956   .953   .949   .945   .941   .937   .932  .927          51
     52        .957   .954   .951   .947   .943   .939   .934  .929          52
     53        .959   .956   .952   .949   .945   .941   .936  .932          53
     54        .960   .957   .954   .950   .947   .943   .938  .934          54

     55        .962   .959   .956   .952   .948   .945   .940  .936          55
     56        .963   .960   .957   .954   .950   .946   .942  .938          56
     57        .965   .962   .959   .956   .952   .948   .944  .940          57
     58        .966   .964   .961   .957   .954   .950   .946  .942          58
     59        .968   .965   .962   .959   .956   .952   .948  .944          59

 SPOUSE'S                                                                  SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:                 AGE AT
PENSIONER'S                                                               PENSIONER'S
RETIREMENT      63     64     65     66     67     68     69      70       RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---     ---      -----------
     40        .901   .895   .889   .882   .875   .868   .861    .854         40
     41        .903   .897   .890   .884   .877   .870   .863    .856         41
     42        .904   .898   .892   .886   .879   .872   .865    .858         42
     43        .906   .900   .894   .888   .881   .874   .867    .860         43
     44        .908   .902   .896   .890   .883   .876   .869    .862         44

     45        .910   .904   .898   .892   .885   .878   .871    .864         45
     46        .912   .906   .900   .894   .887   .880   .873    .866         46
     47        .914   .908   .902   .896   .889   .883   .876    .868         47
     48        .916   .910   .904   .898   .892   .885   .878    .871         48
     49        .918   .912   .907   .900   .894   .887   .880    .873         49

     50        .920   .915   .909   .903   .896   .890   .883    .875         50
     51        .922   .917   .911   .905   .899   .892   .885    .878         51
     52        .924   .919   .913   .907   .901   .895   .888    .880         52
     53        .927   .921   .916   .910   .904   .897   .890    .883         53
     54        .929   .924   .918   .912   .906   .900   .893    .886         54

     55        .931   .926   .920   .915   .909   .902   .896    .889         55
     56        .933   .928   .923   .917   .911   .905   .898    .891         56
     57        .935   .931   .925   .920   .914   .908   .901    .894         57
     58        .938   .933   .928   .922   .917   .910   .904    .897         58
     59        .940   .935   .930   .925   .919   .913   .907    .900         59





NOTE: Factors for additional age combinations are available from the Administrator.

                             SPECIAL PROVISION D
                      SPECIAL JOINT PENSION WITH SPOUSE

              FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
              OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
         WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE

                              50% OPTION ELECTION
                              -------------------
                                  (continued)

 SPOUSE'S                                                             SPOUSE'S
  AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:             AGE AT
PENSIONER'S                                                         PENSIONER'S
RETIREMENT     55     56     57     58     59     60     61     62   RETIREMENT
- ------------   --    ---    ---    ---    ---    ---    ---    ---  ------------
    60        .969   .967   .964   .961   .958   .954   .950   .946       60
    61        .971   .968   .965   .962   .959   .956   .952   .949       61
    62        .972   .969   .967   .964   .961   .958   .954   .951       62
    63        .973   .971   .968   .966   .963   .960   .956   .953       63
    64        .974   .972   .970   .967   .965   .962   .958   .955       64

    65        .976   .974   .971   .969   .966   .963   .960   .957       65
    66        .977   .975   .973   .970   .968   .965   .962   .959       66
    67        .978   .976   .974   .972   .969   .967   .964   .961       67
    68        .979   .977   .975   .973   .971   .968   .966   .963       68
    69        .980   .978   .977   .975   .972   .970   .967   .964       69

    70        .981   .980   .978   .976   .974   .971   .969   .966       70
    71        .982   .981   .979   .977   .975   .973   .971   .968       71
    72        .983   .982   .980   .978   .976   .974   .972   .970       72
    73        .984   .983   .981   .979   .978   .976   .974   .971       73
    74        .985   .984   .982   .981   .979   .977   .975   .973       74

    75        .986   .985   .983   .982   .980   .978   .976   .974       75
    76        .987   .985   .984   .983   .981   .980   .978   .976       76
    77        .987   .986   .985   .984   .982   .981   .979   .977       77
    78        .988   .987   .986   .985   .983   .982   .980   .978       78
    79        .989   .988   .987   .986   .984   .983   .981   .980       79

 SPOUSE'S                                                             SPOUSE'S
  AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:             AGE AT
PENSIONER'S                                                          PENSIONER'S
RETIREMENT     63     64     65     66     67     68     69     70   RETIREMENT
- ------------  ---    ---    ---    ---    ---    ---    ---    ---  ------------
    60       .942   .938   .933   .927   .922   .916   .910    .903      60
    61       .944   .940   .935   .930   .925   .919   .913    .906      61
    62       .947   .942   .938   .933   .927   .922   .916    .909      62
    63       .949   .945   .940   .935   .930   .924   .919    .912      63
    64       .951   .947   .942   .938   .933   .927   .922    .916      64

    65       .953   .949   .945   .940   .935   .930   .925    .919      65
    66       .955   .951   .947   .943   .938   .933   .928    .922      66
    67       .957   .954   .950   .945   .941   .936   .930    .925      67
    68       .959   .956   .952   .948   .943   .939   .933    .928      68
    69       .961   .958   .954   .950   .946   .941   .936    .931      69

    70       .963   .960   .956   .953   .948   .944   .939    .934      70
    71       .965   .962   .959   .955   .951   .947   .942    .937      71
    72       .967   .964   .961   .957   .953   .949   .945    .940      72
    73       .969   .966   .963   .959   .956   .952   .947    .943      73
    74       .970   .968   .965   .961   .958   .954   .950    .946      74

    75       .972   .969   .967   .963   .960   .956   .953    .948      75
    76       .973   .971   .968   .965   .962   .959   .955    .951      76
    77       .975   .973   .970   .967   .964   .961   .957    .954      77
    78       .976   .974   .972   .969   .966   .963   .960    .956      78
    79       .978   .976   .974   .971   .968   .965   .962    .959      79


NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              50% OPTION ELECTION
                              -------------------
                                  (continued)

 SPOUSE'S                                                                SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:               AGE AT
PENSIONER'S                                                             PENSIONER'S
RETIREMENT      55     56     57     58     59     60     61    62       RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---   ---      -----------
     80        .990   .989   .988   .986   .985   .984   .983  .981          80
     81        .990   .989   .988   .987   .986   .985   .984  .982          81
     82        .991   .990   .989   .988   .987   .986   .985  .983          82
     83        .991   .991   .990   .989   .988   .987   .986  .984          83
     84        .992   .991   .990   .990   .989   .988   .987  .985          84

     85        .992   .992   .991   .990   .989   .988   .987  .986          85
     86        .993   .992   .992   .991   .990   .989   .988  .987          86
     87        .993   .993   .992   .992   .991   .990   .989  .988          87
     88        .994   .993   .993   .992   .991   .991   .990  .989          88
     89        .994   .994   .993   .993   .992   .991   .991  .990          89

 SPOUSE'S                                                                   SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:                  AGE AT
PENSIONER'S                                                                PENSIONER'S
RETIREMENT      63     64     65     66     67     68     69     70        RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---    ---        -----------
     80        .979   .977   .975   .973   .970   .967   .964   .961         80
     81        .980   .979   .977   .974   .972   .969   .966   .963         81
     82        .982   .980   .978   .976   .974   .971   .968   .965         82
     83        .983   .981   .979   .978   .975   .973   .970   .968         83
     84        .984   .982   .981   .979   .977   .975   .972   .970         84

     85        .985   .984   .982   .980   .978   .976   .974   .972         85
     86        .986   .985   .983   .982   .980   .978   .976   .973         86
     87        .987   .986   .984   .983   .981   .979   .977   .975         87
     88        .988   .987   .985   .984   .983   .981   .979   .977         88
     89        .989   .988   .987   .985   .984   .982   .980   .978         89





NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              100% OPTION ELECTION
                              --------------------

 SPOUSE'S                                                                SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:               AGE AT
PENSIONER'S                                                             PENSIONER'S
RETIREMENT      40     41     42     43     44     45     46    47      RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---   ---      -----------
     20        .904   .898   .892   .885   .879   .872   .864  .856          20
     21        .906   .900   .894   .887   .880   .873   .866  .858          21
     22        .908   .902   .896   .889   .882   .875   .868  .860          22
     23        .909   .904   .897   .891   .884   .877   .870  .862          23
     24        .911   .905   .899   .893   .886   .879   .872  .864          24

     25        .913   .907   .901   .895   .888   .881   .874  .866          25
     26        .915   .909   .903   .897   .890   .883   .876  .868          26
     27        .917   .911   .905   .899   .892   .885   .878  .870          27
     28        .919   .913   .907   .901   .894   .887   .880  .872          28
     29        .921   .915   .909   .903   .896   .889   .882  .875          29

     30        .923   .917   .911   .905   .899   .892   .885  .877          30
     31        .925   .919   .913   .907   .901   .894   .887  .880          31
     32        .927   .921   .916   .909   .903   .896   .889  .882          32
     33        .929   .923   .918   .912   .905   .899   .892  .884          33
     34        .931   .926   .920   .914   .908   .901   .894  .887          34

     35        .933   .928   .922   .916   .910   .904   .897  .890          35
     36        .935   .930   .924   .919   .913   .906   .899  .892          36
     37        .937   .932   .927   .921   .915   .909   .902  .895          37
     38        .939   .934   .929   .923   .917   .911   .905  .898          38
     39        .941   .936   .931   .926   .920   .914   .907  .900          39

 SPOUSE'S                                                                  SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:                 AGE AT
PENSIONER'S                                                               PENSIONER'S
RETIREMENT      48     49     50     51     52     53     54      55      RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---     ---      -----------
     20        .849   .840   .832   .823   .815   .805   .796   .787         20
     21        .850   .842   .834   .825   .816   .807   .798   .788         21
     22        .852   .844   .836   .827   .818   .809   .800   .790         22
     23        .854   .846   .838   .829   .820   .811   .802   .792         23
     24        .856   .848   .840   .831   .822   .813   .804   .794         24

     25        .858   .850   .842   .833   .824   .815   .806   .796         25
     26        .860   .852   .844   .835   .826   .817   .808   .798         26
     27        .862   .854   .846   .837   .829   .820   .810   .801         27
     28        .865   .857   .848   .840   .831   .822   .813   .803         28
     29        .867   .859   .851   .842   .833   .824   .815   .805         29

     30        .869   .861   .853   .845   .836   .827   .817   .808         30
     31        .872   .864   .856   .847   .838   .829   .820   .811         31
     32        .874   .866   .858   .850   .841   .832   .823   .813         32
     33        .877   .869   .861   .852   .844   .835   .825   .816         33
     34        .879   .872   .864   .855   .846   .838   .828   .819         34

     35        .882   .874   .866   .858   .849   .840   .831   .822         35
     36        .885   .877   .869   .861   .852   .843   .834   .825         36
     37        .888   .880   .872   .864   .855   .846   .837   .828         37
     38        .890   .883   .875   .867   .858   .850   .840   .831         38
     39        .893   .886   .878   .870   .861   .853   .844   .834         39





NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              100% OPTION ELECTION
                              --------------------
                                  (continued)

 SPOUSE'S                                                                SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:               AGE AT
PENSIONER'S                                                             PENSIONER'S
RETIREMENT      40     41     42     43     44     45     46    47      RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---   ---      -----------
     40        .943   .939   .934   .928   .922   .916   .910  .903          40
     41        .945   .941   .936   .930   .925   .919   .913  .906          41
     42        .947   .943   .938   .933   .927   .921   .915  .909          42
     43        .949   .945   .940   .935   .930   .924   .918  .912          43
     44        .951   .947   .942   .937   .932   .927   .921  .914          44

     45        .953   .949   .945   .940   .935   .929   .923  .917          45
     46        .955   .951   .947   .942   .937   .932   .926  .920          46
     47        .957   .953   .949   .944   .939   .934   .929  .923          47
     48        .959   .955   .951   .946   .942   .937   .931  .925          48
     49        .960   .957   .953   .949   .944   .939   .934  .928          49

     50        .962   .959   .955   .951   .946   .941   .936  .931          50
     51        .964   .960   .957   .953   .948   .944   .939  .934          51
     52        .965   .962   .959   .955   .951   .946   .941  .936          52
     53        .967   .964   .960   .957   .953   .948   .944  .939          53
     54        .969   .966   .962   .959   .955   .951   .946  .941          54

     55        .970   .967   .964   .960   .957   .953   .948  .944          55
     56        .971   .969   .966   .962   .959   .955   .951  .946          56
     57        .973   .970   .967   .964   .961   .957   .953  .948          57
     58        .974   .972   .969   .966   .962   .959   .955  .951          58
     59        .975   .973   .970   .967   .964   .961   .957  .953          59

 SPOUSE'S                                                                  SPOUSE'S
  AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:                  AGE AT
PENSIONER'S                                                               PENSIONER'S
RETIREMENT      48     49     50     51     52     53     54      55       RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---     ---       ----------
     40        .896   .889   .881   .873   .865   .856   .847    .838         40
     41        .899   .892   .884   .876   .868   .859   .850    .841         41
     42        .902   .895   .887   .879   .871   .863   .854    .845         42
     43        .905   .898   .890   .883   .874   .866   .857    .848         43
     44        .908   .901   .893   .886   .878   .869   .861    .852         44

     45        .911   .904   .897   .889   .881   .873   .864    .856         45
     46        .914   .907   .900   .892   .885   .876   .868    .859         46
     47        .916   .910   .903   .896   .888   .880   .872    .863         47
     48        .919   .913   .906   .899   .891   .884   .875    .867         48
     49        .922   .916   .909   .902   .895   .887   .879    .871         49

     50        .925   .919   .912   .906   .898   .891   .883    .875         50
     51        .928   .922   .916   .909   .902   .894   .887    .878         51
     52        .931   .925   .919   .912   .905   .898   .890    .882         52
     53        .933   .928   .922   .915   .909   .902   .894    .886         53
     54        .936   .931   .925   .918   .912   .905   .898    .890         54

     55        .939   .933   .928   .922   .915   .909   .901    .894         55
     56        .941   .936   .931   .925   .919   .912   .905    .898         56
     57        .944   .939   .933   .928   .922   .915   .909    .902         57
     58        .946   .941   .936   .931   .925   .919   .912    .905         58
     59        .949   .944   .939   .934   .928   .922   .916    .909         59





NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              100% OPTION ELECTION
                              --------------------
                                  (continued)

 SPOUSE'S                                                                SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:               AGE AT
PENSIONER'S                                                             PENSIONER'S
RETIREMENT      40     41     42     43     44     45     46    47      RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---   ---      -----------
     60        .977   .974   .972   .969   .966   .963   .959  .955          60
     61        .978   .976   .973   .971   .968   .964   .961  .957          61
     62        .979   .977   .975   .972   .969   .966   .963  .959          62
     63        .980   .978   .976   .974   .971   .968   .965  .961          63
     64        .981   .979   .977   .975   .972   .970   .967  .963          64

     65        .982   .981   .978   .976   .974   .971   .968  .965          65
     66        .983   .982   .980   .978   .975   .973   .970  .967          66
     67        .984   .983   .981   .979   .977   .974   .971  .969          67
     68        .985   .984   .982   .980   .978   .976   .973  .970          68
     69        .986   .985   .983   .981   .979   .977   .974  .972          69

     70        .987   .985   .984   .982   .980   .978   .976  .973          70
     71        .988   .986   .985   .983   .981   .979   .977  .975          71
     72        .988   .987   .986   .984   .983   .981   .979  .976          72
     73        .989   .988   .987   .985   .984   .982   .980  .978          73
     74        .990   .989   .987   .986   .985   .983   .981  .979          74

     75        .990   .989   .988   .987   .986   .984   .982  .980          75
     76        .991   .990   .989   .988   .986   .985   .983  .981          76
     77        .992   .991   .990   .989   .987   .986   .984  .983          77
     78        .992   .991   .990   .989   .988   .987   .985  .984          78
     79        .993   .992   .991   .990   .989   .988   .986  .985          79

 SPOUSE'S                                                                  SPOUSE'S
  AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:                  AGE AT
PENSIONER'S                                                               PENSIONER'S
RETIREMENT      48     49     50     51     52     53     54      55      RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---     ---      -----------
     60        .951   .946   .942   .937   .931   .925   .919    .913        60
     61        .953   .949   .944   .939   .934   .929   .923    .917        61
     62        .955   .951   .947   .942   .937   .932   .926    .920        62
     63        .958   .954   .949   .945   .940   .935   .929    .924        63
     64        .960   .956   .952   .947   .943   .938   .933    .927        64

     65        .962   .958   .954   .950   .945   .941   .936    .930        65
     66        .964   .960   .956   .952   .948   .944   .939    .934        66
     67        .965   .962   .959   .955   .951   .946   .942    .937        67
     68        .967   .964   .961   .957   .953   .949   .945    .940        68
     69        .969   .966   .963   .959   .955   .952   .947    .943        69

     70        .971   .968   .965   .961   .958   .954   .950    .946        70
     71        .972   .970   .967   .963   .960   .956   .953    .948        71
     72        .974   .971   .968   .965   .962   .959   .955    .951        72
     73        .975   .973   .970   .967   .964   .961   .957    .954        73
     74        .977   .974   .972   .969   .966   .963   .960    .956        74

     75        .978   .976   .973   .971   .968   .965   .962    .959        75
     76        .979   .977   .975   .972   .970   .967   .964    .961        76
     77        .981   .979   .976   .974   .972   .969   .966    .963        77
     78        .982   .980   .978   .976   .973   .971   .968    .965        78
     79        .983   .981   .979   .977   .975   .972   .970    .967        79





NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              100% OPTION ELECTION
                              --------------------
                                  (continued)

 SPOUSE'S                                                                 SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:                AGE AT
PENSIONER'S                                                              PENSIONER'S
RETIREMENT      40     41     42     43     44     45     46    47       RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---   ---       -----------
     80        .993   .992   .992   .991   .990   .988   .987  .986          80
     81        .994   .993   .992   .991   .990   .989   .988  .987          81
     82        .994   .993   .993   .992   .991   .990   .989  .987          82
     83        .995   .994   .993   .992   .992   .991   .990  .988          83
     84        .995   .994   .994   .993   .992   .991   .990  .989          84

     85        .995   .995   .994   .994   .993   .992   .991  .990          85
     86        .996   .995   .995   .994   .993   .992   .992  .991          86
     87        .996   .995   .995   .994   .994   .993   .992  .991          87
     88        .996   .996   .995   .995   .994   .994   .993  .992          88
     89        .996   .996   .996   .995   .995   .994   .993  .993          89

 SPOUSE'S                                                                 SPOUSE'S
  AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:                 AGE AT
PENSIONER'S                                                              PENSIONER'S
RETIREMENT      48     49     50     51     52     53     54      55     RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---     ---     -----------
     80        .984   .982   .980   .978   .976   .974   .972    .969        80
     81        .985   .983   .982   .980   .978   .976   .973    .971        81
     82        .986   .985   .983   .981   .979   .977   .975    .973        82
     83        .987   .986   .984   .982   .981   .979   .977    .975        83
     84        .988   .986   .985   .983   .982   .980   .978    .976        84

     85        .989   .987   .986   .985   .983   .981   .980    .978        85
     86        .989   .988   .987   .986   .984   .983   .981    .979        86
     87        .990   .989   .988   .987   .985   .984   .982    .981        87
     88        .991   .990   .989   .988   .986   .985   .983    .982        88
     89        .992   .991   .990   .988   .987   .986   .985    .983        89





NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              100% OPTION ELECTION
                              --------------------

 SPOUSE'S                                                                SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:               AGE AT
PENSIONER'S                                                             PENSIONER'S
RETIREMENT      55     56     57     58     59     60     61    62      RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---   ---      -----------
     20        .787   .777   .767   .757   .746   .736   .725  .714         20
     21        .788   .779   .769   .759   .748   .737   .726  .715         21
     22        .790   .781   .771   .760   .750   .739   .728  .717         22
     23        .792   .782   .772   .762   .752   .741   .730  .719         23
     24        .794   .784   .774   .764   .754   .743   .732  .721         24

     25        .796   .787   .776   .766   .756   .745   .734  .723         25
     26        .798   .789   .779   .768   .758   .747   .736  .725         26
     27        .801   .791   .781   .771   .760   .749   .738  .727         27
     28        .803   .793   .783   .773   .762   .751   .740  .729         28
     29        .805   .796   .786   .775   .765   .754   .743  .731         29

     30        .808   .798   .788   .778   .767   .756   .745  .734         30
     31        .811   .801   .791   .780   .770   .759   .748  .736         31
     32        .813   .803   .793   .783   .772   .761   .750  .739         32
     33        .816   .806   .796   .786   .775   .764   .753  .741         33
     34        .819   .809   .799   .789   .778   .767   .756  .744         34

     35        .822   .812   .802   .792   .781   .770   .759  .747         35
     36        .825   .815   .805   .795   .784   .773   .762  .750         36
     37        .828   .818   .808   .798   .787   .776   .765  .753         37
     38        .831   .821   .811   .801   .791   .780   .768  .757         38
     39        .834   .825   .815   .805   .794   .783   .772  .760         39

 SPOUSE'S                                                                SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:               AGE AT
PENSIONER'S                                                             PENSIONER'S
RETIREMENT      63     64     65     66     67     68     69      70    RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---     ---    -----------
     20        .702   .691   .679   .667   .654   .642   .629    .617       20
     21        .704   .692   .680   .668   .656   .643   .631    .618       21
     22        .705   .694   .682   .670   .657   .645   .632    .620       22
     23        .707   .695   .683   .671   .659   .646   .634    .621       23
     24        .709   .697   .685   .673   .661   .648   .635    .623       24

     25        .711   .699   .687   .675   .662   .650   .637    .624       25
     26        .713   .701   .689   .677   .664   .652   .639    .626       26
     27        .715   .703   .691   .679   .666   .653   .641    .628       27
     28        .717   .705   .693   .681   .668   .655   .643    .630       28
     29        .719   .708   .695   .683   .670   .658   .645    .632       29

     30        .722   .710   .698   .685   .673   .660   .647    .634       30
     31        .724   .712   .700   .688   .675   .662   .649    .636       31
     32        .727   .715   .703   .690   .677   .664   .651    .638       32
     33        .730   .718   .705   .693   .680   .667   .654    .641       33
     34        .732   .720   .708   .695   .682   .669   .656    .643       34

     35        .735   .723   .711   .698   .685   .672   .659    .646       35
     36        .738   .726   .714   .701   .688   .675   .662    .648       36
     37        .742   .729   .717   .704   .691   .678   .665    .651       37
     38        .745   .733   .720   .707   .694   .681   .668    .654       38
     39        .748   .736   .723   .711   .698   .684   .671    .657       39





NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              100% OPTION ELECTION
                              --------------------
                                  (continued)

 SPOUSE'S                                                             SPOUSE'S
  AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:             AGE AT
PENSIONER'S                                                          PENSIONER'S
RETIREMENT      55     56     57     58     59     60     61    62   RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---   ---   ----------
   40         .838   .828   .818   .808   .797   .787   .775  .764       40
   41         .841   .832   .822   .812   .801   .790   .779  .767       41
   42         .845   .835   .825   .815   .805   .794   .783  .771       42
   43         .848   .839   .829   .819   .808   .798   .786  .775       43
   44         .852   .843   .833   .823   .812   .802   .790  .779       44

   45         .856   .846   .837   .827   .816   .806   .794  .783       45
   46         .859   .850   .841   .831   .820   .810   .799  .787       46
   47         .863   .854   .845   .835   .825   .814   .803  .791       47
   48         .867   .858   .849   .839   .829   .818   .807  .796       48
   49         .871   .862   .853   .843   .833   .823   .812  .800       49

   50         .875   .866   .857   .847   .837   .827   .816  .805       50
   51         .878   .870   .861   .852   .842   .832   .821  .810       51
   52         .882   .874   .865   .856   .846   .836   .825  .814       52
   53         .886   .878   .869   .860   .851   .841   .830  .819       53
   54         .890   .882   .874   .865   .855   .845   .835  .824       54

   55         .894   .886   .878   .869   .860   .850   .840  .829       55
   56         .898   .890   .882   .873   .864   .855   .845  .834       56
   57         .902   .894   .886   .878   .869   .860   .850  .839       57
   58         .905   .898   .890   .882   .874   .864   .855  .845       58
   59         .909   .902   .895   .887   .878   .869   .860  .850       59

 SPOUSE'S                                                             SPOUSE'S
  AGE AT                PENSIONER WHOSE RETIREMENT AGE IS:             AGE AT
PENSIONER'S                                                          PENSIONER'S
RETIREMENT     63     64     65     66     67     68     69     70   RETIREMENT
- -----------   ---    ---    ---    ---    ---    ---    ---    ---   ----------
   40         .752   .739   .727   .714   .701   .688   .674  .661       40
   41         .755   .743   .730   .718   .704   .691   .678  .664       41
   42         .759   .747   .734   .721   .708   .695   .681  .667       42
   43         .763   .751   .738   .725   .712   .698   .685  .671       43
   44         .767   .755   .742   .729   .716   .702   .689  .675       44

   45         .771   .759   .746   .733   .720   .706   .693  .679       45
   46         .775   .763   .750   .737   .724   .711   .697  .683       46
   47         .780   .767   .755   .742   .728   .715   .701  .687       47
   48         .784   .772   .759   .746   .733   .719   .705  .691       48
   49         .789   .776   .764   .751   .738   .724   .710  .696       49

   50         .793   .781   .769   .756   .742   .729   .715  .701       50
   51         .798   .786   .773   .761   .747   .734   .720  .706       51
   52         .803   .791   .778   .766   .752   .739   .725  .711       52
   53         .808   .796   .784   .771   .757   .744   .730  .716       53
   54         .813   .801   .789   .776   .763   .749   .735  .721       54

   55         .818   .806   .794   .781   .768   .755   .741  .727       55
   56         .823   .812   .799   .787   .774   .760   .747  .732       56
   57         .828   .817   .805   .793   .780   .766   .752  .738       57
   58         .834   .822   .811   .798   .785   .772   .758  .744       58
   59         .839   .828   .816   .804   .791   .778   .764  .750       59

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              100% OPTION ELECTION
                              --------------------
                                  (continued)

 SPOUSE'S                                                                SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:               AGE AT
PENSIONER'S                                                             PENSIONER'S
RETIREMENT      55     56     57     58     59     60     61    62      RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---   ---      -----------
     60        .913   .906   .899   .891   .883   .874   .865  .855          60
     61        .917   .910   .903   .895   .887   .879   .870  .860          61
     62        .920   .914   .907   .900   .892   .884   .875  .865          62
     63        .924   .917   .911   .904   .896   .888   .880  .870          63
     64        .927   .921   .915   .908   .901   .893   .884  .876          64

     65        .930   .925   .918   .912   .905   .897   .889  .881          65
     66        .934   .928   .922   .916   .909   .902   .894  .886          66
     67        .937   .931   .926   .920   .913   .906   .899  .891          67
     68        .940   .935   .929   .924   .917   .911   .903  .895          68
     69        .943   .938   .933   .927   .921   .915   .908  .900          69

     70        .946   .941   .936   .931   .925   .919   .912  .905          70
     71        .948   .944   .939   .934   .929   .923   .916  .909          71
     72        .951   .947   .942   .938   .932   .927   .921  .914          72
     73        .954   .950   .945   .941   .936   .931   .925  .918          73
     74        .956   .952   .948   .944   .939   .934   .929  .922          74

     75        .959   .955   .951   .947   .943   .938   .932  .927          75
     76        .961   .958   .954   .950   .946   .941   .936  .931          76
     77        .963   .960   .957   .953   .949   .944   .940  .934          77
     78        .965   .962   .959   .955   .952   .948   .943  .938          78
     79        .967   .964   .961   .958   .954   .951   .946  .942          79

 SPOUSE'S                                                                SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:               AGE AT
PENSIONER'S                                                             PENSIONER'S
RETIREMENT      63     64     65     66     67     68     69      70    RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---     ---    -----------
     60        .844   .834   .822   .810   .797   .784   .771    .757        60
     61        .850   .839   .828   .816   .803   .790   .777    .763        61
     62        .855   .845   .834   .822   .810   .797   .784    .770        62
     63        .861   .850   .839   .828   .816   .803   .790    .776        63
     64        .866   .856   .845   .834   .822   .810   .797    .783        64

     65        .871   .862   .851   .840   .828   .816   .803    .790        65
     66        .877   .867   .857   .846   .835   .823   .810    .797        66
     67        .882   .873   .863   .852   .841   .829   .817    .804        67
     68        .887   .878   .868   .858   .847   .836   .824    .811        68
     69        .892   .883   .874   .864   .854   .842   .830    .818        69

     70        .897   .889   .880   .870   .860   .849   .837    .825        70
     71        .902   .894   .885   .876   .866   .855   .844    .832        71
     72        .907   .899   .890   .881   .872   .861   .851    .839        72
     73        .911   .904   .896   .887   .878   .868   .857    .846        73
     74        .916   .909   .901   .893   .884   .874   .864    .853        74

     75        .920   .913   .906   .898   .889   .880   .870    .859        75
     76        .924   .918   .911   .903   .895   .886   .876    .866        76
     77        .929   .922   .916   .908   .900   .892   .882    .873        77
     78        .933   .927   .920   .913   .906   .897   .888    .879        78
     79        .936   .931   .925   .918   .911   .903   .894    .885        79





NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              100% OPTION ELECTION
                              --------------------
                                  (continued)


 SPOUSE'S                                                                SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:               AGE AT
PENSIONER'S                                                             PENSIONER'S
RETIREMENT      55     56     57     58     59     60     61    62      RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---   ---      -----------
     80        .969   .967   .964   .961   .957   .953   .949  .945          80
     81        .971   .969   .966   .963   .960   .956   .952  .948          81
     82        .973   .970   .968   .965   .962   .959   .955  .951          82
     83        .975   .972   .970   .967   .965   .961   .958  .954          83
     84        .976   .974   .972   .969   .967   .964   .961  .957          84

     85        .978   .976   .974   .971   .969   .966   .963  .960          85
     86        .979   .977   .975   .973   .971   .968   .966  .963          86
     87        .981   .979   .977   .975   .973   .971   .968  .965          87
     88        .982   .980   .979   .977   .975   .973   .970  .967          88
     89        .983   .982   .980   .978   .976   .974   .972  .970          89

 SPOUSE'S                                                                  SPOUSE'S
  AGE AT                 PENSIONER WHOSE RETIREMENT AGE IS:                 AGE AT
PENSIONER'S                                                               PENSIONER'S
RETIREMENT      63     64     65     66     67     68     69      70      RETIREMENT
- -----------    ---    ---    ---    ---    ---    ---    ---     ---      -----------
     80        .940   .935   .929   .923   .916   .908   .900    .891          80
     81        .944   .939   .933   .927   .920   .913   .906    .897          81
     82        .947   .942   .937   .931   .925   .918   .911    .903          82
     83        .950   .946   .941   .936   .930   .923   .916    .909          83
     84        .953   .949   .945   .939   .934   .928   .921    .914          84

     85        .956   .952   .948   .943   .938   .932   .926    .919          85
     86        .959   .956   .951   .947   .942   .937   .931    .924          86
     87        .962   .958   .955   .950   .946   .941   .935    .929          87
     88        .965   .961   .958   .954   .949   .945   .939    .934          88
     89        .967   .964   .961   .957   .953   .948   .943    .938          89





NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION E

                     As in Effect Prior to January 1, 1976

      A PARTICIPANT who is rehired after a BREAK IN SERVICE shall be treated as a new PARTICIPANT for all purposes, and the PARTICIPANT's SERVICE and compensation before the BREAK IN SERVICE shall not be recognized for any purpose of the PLAN, except as follows:

           (a) Upon either the death or retirement of a PARTICIPANT with broken SERVICE, the last period of CREDITED SERVICE immediately preceding the PARTICIPANT's latest employment date by EMPLOYER shall be counted as SERVICE provided:

                 (1) The PARTICIPANT has accrued at least five years of SERVICE since last re-employed by EMPLOYER, and

                 (2) The PARTICIPANT was last re-employed by EMPLOYER within five years of the date the PARTICIPANT's latest previous employment was terminated; and

                 (3) The PARTICIPANT had accrued at least five years of CREDITED SERVICE prior to the date the PARTICIPANT's last previous employment with EMPLOYER terminated.

           (b) All other periods of prior employment with EMPLOYER, if any, shall not be counted as SERVICE.


                              SPECIAL PROVISION F

                                CREDITED SERVICE

           (a)   As in effect prior to January 1, 1976:

                 All SERVICE prior to ACTUAL RETIREMENT DATE, provided the PARTICIPANT joined the PLAN on the date when the PARTICIPANT first became eligible and participated therein continuously thereafter. An EMPLOYEE who first became eligible to join the COMPANY's Retirement PLAN prior to January 1, 1969, was permitted a grace period of six months beyond the EMPLOYEE's eligibility date. An EMPLOYEE who first became eligible to join the PLAN on or after January 1, 1969, was permitted a grace period of 60 days beyond the EMPLOYEE's eligibility date. Subject to these grace periods, if an EMPLOYEE did not become a PARTICIPANT when first eligible the EMPLOYEE's CREDITED SERVICE did not begin until the EMPLOYEE became a PARTICIPANT. If a PARTICIPANT suspended contributions at any time between January 1, 1969, and December 31, 1972, inclusive. CREDITED SERVICE did not accrue to the PARTICIPANT after the date of such suspension of contributions. CREDITED SERVICE did not include any time for which a vacation allowance may be paid subsequent to an EMPLOYEE'S NORMAL RETIREMENT DATE.

           (b)   Effective April 1, 1981:

                 An EMPLOYEE who first became eligible to join the PLAN prior to January 1, 1973, but who for any reason did not do so, shall, except those EMPLOYEES who have had their CREDITED SERVICE previously adjusted by action of the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE (EBAC), be allowed the opportunity to have such lost CREDITED SERVICE restored. An EMPLOYEE's CREDITED SERVICE shall not be adjusted or restored except as follows:

                 (1) Prior to April 1, 1982, any EMPLOYEE described above shall, upon application to EBAC, be permitted to buy back any portion of the five years of lost CREDITED SERVICE immediately preceding the latest date on which an EMPLOYEE became a member of the PLAN. Such restored CREDITED SERVICE shall not, in combination with current SERVICE, exceed PARTICIPANT's actual COMPANY SERVICE. The cost for restoring such CREDITED SERVICE shall be computed at the rate of five percent of an EMPLOYEE's current monthly wage rate for each month of restored CREDITED SERVICE.

                 (2) In addition to the above, and prior to April 1, 1982, any EMPLOYEE described above shall, upon application to EBAC, be permitted to buy back any portion of the lost CREDITED SERVICE which is in excess of the five years permitted in (1) above. The cost for restoring such excess CREDITED SERVICE shall be computed at the rate of ten percent of an EMPLOYEE's current monthly wage rate for each month of restored excess CREDITED SERVICE.

           For the purpose of applying Section 13 (Withdrawal of PARTICIPANT Contributions on Termination of Employment) only that portion of the payment made above, for restoration of lost CREDITED SERVICE, which the EMPLOYEE would have contributed had the EMPLOYEE participated in the PLAN at that time will be considered as CONTRIBUTIONS.


                              SPECIAL PROVISION G

                          PENSION AND LTD ADJUSTMENTS

      (a) Effective December 31, 1993, the PENSION of any PARTICIPANT who retired or the PENSION of a person receiving a SPOUSE's PENSION or a JOINT PENSION, will be increased as follows:

                                                   Increase
                                                   --------
      Retired on or before 12/31/73                   9.0%
      Retired between 1/1/74 and 12/31/83             5.0%
      Retired between 1/1/84 and 12/31/89             2.5%
      Retired between 1/1/88 and 12/31/88             2.5%

A minimum monthly increase of $50 will be provided to retirees with at least 30 years of SERVICE, and a retirement date at or after normal retirement age. A minimum monthly increase of $25 will be provided to surviving SPOUSES of such retirees.

      (b) The above adjustments shall apply to those Participants who are receiving Long Term Disability Benefit payments.

      (c)  By Company resolutions dated June 17, 1964, February 25, 1969,
April 9, 1974, September 20, 1977, March 4, 1980, July 15, 1981, and December 21, 1983, the amounts of pensions received by certain pensioners were increased in accordance with the provisions of said resolutions. The money required to fund these additional payments is based on actuarial factors and the required contributions are paid into the Plan. The Company intends to continue making these additional payments out of Plan assets and on the same basis as it has done in the past.

                             SPECIAL PROVISION H

                               MAXIMUM PENSION

      Anything herein contained to the contrary notwithstanding, in no event shall any PENSION payable under this PLAN exceed the lesser of (i) $90,000 per year or (ii) 100 percent of the PARTICIPANT's average compensation (as defined in Section 415 of the Internal Revenue Code) for PARTICIPANT's three highest consecutive years. Items (i) and (ii) above are subject to adjustment for increases in the cost of living in accordance with regulations issued by the Secretary of the Treasury under Section 415 of the Internal Revenue Code. If a PARTICIPANT in this PLAN also participates in the COMPANY's Savings Fund Plan,
Section 415 of the Code imposes a combined benefit limitation. If the combined maximum benefit permitted would be exceeded, the PENSION will be reduced, so that the limitation will be met.

      In addition to other limitations set forth in the PLAN and notwithstanding any other provisions of the PLAN, the accrued benefit, including the right to any optional benefit provided in the PLAN (and all other defined benefit plans required to be aggregated with this PLAN under the provisions of section 415 of the Internal Revenue Code of 1954) shall not increase to an amount in excess of the amount permitted under Section 415 of the Internal Revenue Code of 1954 as amended by the Tax Equity and Fiscal Responsibility Act of 1982.

      In the event that this PLAN should become "top heavy" as that term is defined in Section 416 of the Code, the provisions of Special Provision J shall supersede any conflicting provisions of the PLAN.


                              SPECIAL PROVISION I

    If SERVICE terminates with at least ten years of SERVICE, the PENSION the PARTICIPANT would otherwise be entitled to receive shall be reduced because of the withdrawal.

    If the withdrawal occurs prior to age 55, the yearly PENSION payable at the NORMAL RETIREMENT DATE, prior to reduction for EARLY RETIREMENT (if any), shall be reduced by the product of the amount withdrawn and the applicable factor selected from the following table:

       Age Last                            Age Last
     Birthday At                         Birthday At
     Refund Date          Factor         Refund Date         Factor
     -----------          ------         -----------         ------
           25             .6705                40            .3225
           26             .6385                41            .3072
           27             .6081                42            .2925
           28             .5792                43            .2786
           29             .5516                44            .2653
           30             .5253                45            .2527
           31             .5003                46            .2407
           32             .4765                47            .2292
           33             .4538                48            .2183
           34             .4321                49            .2079
           35             .4116                50            .1980
           36             .3920                51            .1886
           37             .3733                52            .1796
           38             .3556                53            .1710
           39             .3386                54            .1629

    If the withdrawal occurs after age 55, the yearly PENSION payable at the ACTUAL RETIREMENT DATE, after reduction for EARLY RETIREMENT (if any), shall be reduced by the product of the amount withdrawn and the applicable factor selected from the following table:

                         Age Last
                       Birthday At
                       Refund Date                Factor
                       -----------                ------
                            55                    .0775
                            56                    .0792
                            57                    .0810
                            58                    .0829
                            59                    .0849
                            60                    .0871
                            61                    .0894
                            62                    .0919
                            63                    .0946
                            64                    .0975
                            65                    .1000
                            66                    .1039
                            67                    .1074
                            68                    .1111
                            69                    .1151
                            70                    .1192

    Notwithstanding the foregoing, in no event will the PENSION be reduced by more than one-third.

    The monthly reduction is computed by multiplying the appropriate factor times the PARTICIPANT'S contributions including interest and dividing that amount by twelve months.


EXAMPLE:

Assumptions:     Age 60
                 Basic Pensions   =             $1,500.00/month
                 Contributions    = $6,000.00
                 Interest         =  3,000.00
                                    ---------
                 Total            = $9,000.00 -     65.33*
                                                ---------

                 Pension with contributions = $1,434.67/month plus interest withdrawn


_______________________

*Calculation: (Contributions + Interest x Age 60 Refund Factor)
               divided by 12 Months
              ($9,000 x .0871 divided by 12 Months = $65.33)

                              SPECIAL PROVISION J

                              TOP HEAVY PROVISIONS


(a)   General Rule

      For any PLAN YEAR for which this PLAN is a "top-heavy plan" as defined in subsection (g) below, any other provisions of this PLAN to the contrary notwithstanding, this PLAN shall be subject to the following provisions:

      (1)  The vesting provisions of subsection (b).

      (2)  The minimum benefit provisions of subsection (c).

      (3)  The limitation on compensation set by subsection (d).

      (4)  The limitation on benefits set by subsection (e).

(b)   Vesting Provisions

      Each PARTICIPANT who (i) has completed an hour of SERVICE during any PLAN YEAR in which the PLAN is top heavy and (ii) has completed the number of years of credited SERVICE specified in the following table shall have a nonforfeitable right to the percentage of the benefit accrued under this PLAN derived from EMPLOYER contributions correspondingly specified in the following table:

           Years of                     Percentage of
      credited service:                 nonforfeitable
                                           benefit:
             2                                20
             3                                40
             4                                60
             5                                80
             6 or more                       100

      "Credited service" as used in this subsection (b) shall constitute SERVICE as defined in Section 22 of this PLAN.

      Each PARTICIPANT's nonforfeitable accrued benefit shall not be less than his nonforfeitable accrued benefit determined as of the last day of the last PLAN YEAR in which the PLAN was a top-heavy PLAN. If the PLAN ceases to be top-heavy, each PARTICIPANT with five or more years of SERVICE, whether or not consecutive, shall have his nonforfeitable accrued benefit determined in accordance with this Section and Section 3. Each such PARTICIPANT shall have the right to elect the applicable schedule within 60 days after the day the PARTICIPANT is issued written notice by the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE, or as otherwise provided in accordance with regulations issued under the provision of the Internal Revenue Code of 1954, as amended, relating to changes in the vesting schedule.

      This provision shall apply without regard to contributions or benefits under Social Security or any other Federal or State law.

(c)   Minimum Benefit Provisions

      Each PARTICIPANT who (i) is a non-key employee (as defined in subsection
(i) below) and (ii) has completed 1,000 hours of SERVICE during any PLAN YEAR shall be entitled to an accrued benefit in the form of an annual retirement





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
benefit (as defined in paragraph (1) below) that shall be not less than the applicable percentage (as defined in paragraph (2) below) of the PARTICIPANT's average annual compensation for years in the testing period (as defined in paragraph (3) below).

      (1) "Annual retirement benefit" means a benefit payable annually in the form of a single life annuity (with no ancillary benefits) beginning at NORMAL RETIREMENT DATE as defined in Section 22 of this PLAN or its actuarial equivalent.

      (2) "Applicable percentage" means the lesser of two percent multiplied by the number of top-heavy plan years of service (as defined in paragraph (4) below) of 20 percent.

      (3) "Testing period" means, with respect to a PARTICIPANT, the period of consecutive years (not exceeding five) of SERVICE during which the PARTICIPANT had the greatest aggregate compensation from the EMPLOYER. The testing period shall not include any year of SERVICE not included as a year of SERVICE as defined in paragraph (4) below. The testing period shall also not include any year of SERVICE that ends in a PLAN YEAR beginning before January 1, 1984 or during which the PLAN was not a top-heavy plan.

      (4) "Years of service" means SERVICE as defined in Section 3 of this PLAN.

      Benefits taken into account under this Subsection shall not include any benefits payable under the Social Security Act or any other Federal or State law.

(d)   Limitation on Compensation

      Annual compensation taken into account under this Section and Section 22 for purposes of computing benefits under this PLAN shall not exceed the first $200,000, provided that such limit shall be adjusted automatically for each PLAN YEAR to the amount prescribed by the Secretary of the Treasury or his delegate pursuant to regulations for the calendar year in which such PLAN YEAR commences.

(e)   Limitation on Benefits

      In the event that the EMPLOYER also maintains a defined contribution PLAN providing contributions on behalf of PARTICIPANTS in this PLAN, one of the two following provisions shall apply:

      (1) If for the PLAN YEAR this PLAN would not be a "top-heavy plan" as defined in subsection (g) below if "90 percent" were substituted for "60 percent," then subsection (c) shall apply for such PLAN YEAR as if amended so that the "applicable percentage" means the lesser of three percent multiplied by the number of years of SERVICE (as defined in paragraph (4) of subsection (c)) during which the PLAN would be top-heavy (as defined in subsection (g)) and the overall applicable percentage does not exceed the lesser of 30% or 20% plus 1% for each year the PLAN is taken into account under this subsection ((e)(1)).

      (2) If for the PLAN YEAR this PLAN would continue to be a "top-heavy plan" as defined in subsection (g) below if "90 percent" were substituted for "60 percent," then the denominator of both the defined contribution PLAN fraction and the defined benefit plan fraction shall be calculated as set forth in Special Provision H for the limitation year ending in such PLAN YEAR by substituting "1.0" for "1.25," except with respect to any individual for whom there are no EMPLOYER contributions, forfeitures or voluntary nondeductible contributions allocated or any accruals for such individual under the defined benefit PLAN. Furthermore, the transitional rule set forth in Code Section 415 shall be applied by substituting "$41,500" for $51,875".

(f)   Coordination with Other Plans

      In the event that another defined contribution or defined benefit PLAN maintained by the EMPLOYER provides contributions or benefits on behalf of PARTICIPANTS in this PLAN, such other PLAN shall be treated as a part of this PLAN pursuant to applicable principles (such as Rev. Rul. 81-202 or any successor ruling) in determining whether this PLAN satisfies the requirements of subsection (b), (c) and (d). Such determination shall be made upon the advice of counsel by the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE.

(g)   Top-heavy Plan Definition

      This PLAN shall be a "top-heavy plan" for any PLAN YEAR if, as of the determination date (as defined in subsection (g)(1) below), the present value (as determined in subsection (g)(2) below) of the cumulative accrued benefits under the PLAN for participants (including former participants) who are key employees (as defined in subsection (h) below) exceeds 60 percent of the present value of the cumulative accrued benefits under the PLAN for all participants, excluding former key employees, or if this PLAN is required to be in a aggregation group (as defined in subsection (g)(3) below) which for such PLAN YEAR is a top-heavy group (as defined in subsection (g)(4) below).

      (1) "Determination date" means for any PLAN YEAR the last day of the immediately preceding PLAN YEAR.

      (2) The present value shall be determined as of the most recent valuation date that is within the twelve-month period ending on the determination date and as described in the regulations under the Internal Revenue Code as of 1954, as amended.

      (3) "Aggregation group" means the group of plans, if any, that includes both the group of plans that are required to be aggregated and the group of plans that are permitted to be aggregated.

           (A) The group of plans that are required to be aggregated (the "required aggregation group") includes

                 (i) Each plan of the EMPLOYER (as defined in subsection (j) below) in which a key employee is a PARTICIPANT, including collectively-bargained plans, and

                (ii) Each other plan, including collectively-bargained plans of the EMPLOYER (as defined in subsection (j) below) which enables a plan in which a key employee is a PARTICIPANT to meet the requirements of the Internal Revenue Code of 1954, as amended, prohibiting discrimination as to contributions or benefits in favor of employees who are officers, shareholders or the highly-compensated or prescribing the minimum participation standards.

           (B) The group of plans that are permitted to be aggregated (the "permissive aggregation group") includes the required aggregation group plus one or more plans of the EMPLOYER (as defined in subsection (j) below) that is not part of the required aggregation group and that the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE certifies as constituting a plan within the permissive aggregation group. Such plan or plans may be added to the permissive aggregation group only if, after the addition, the aggregation group as a whole continue not to discriminate as to contributions or benefits in favor of officers, shareholders or the highly-compensated and to meet the minimum participation standards under the Internal Revenue Code of 1954, as amended.

     (4) "Top-heavy group" means the aggregation group, if as of the applicable determination date, the sum of the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in the aggregation group plus the aggregate of the accounts of key employees under all defined contribution plans included in the aggregation group exceeds 60% of the sum of the present value of the cumulative accrued benefits for all employees, excluding former key employees, under all such defined benefit plans plus the aggregate accounts for all employees, excluding former key employees, under such defined contribution plans. If the aggregation group that is a top-heavy group is a required aggregation group, each Plan in the group will be top heavy. If the aggregation group that is a top-heavy group is a permissive aggregation group, only those plans that are part of the required aggregation group will be treated as top-heavy. If the aggregation group is not a top-heavy group, no plan within such group will be top-heavy.

     (5) In determining whether this PLAN constitutes a "top-heavy plan", the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE (or its agent) shall make the following adjustments in connection therewith:

          (A) When more than one plan is aggregated, the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall determine separately for each plan as of each plan's determination date the present value of the accrued benefits or account balance. The results shall then be aggregated by adding the results of each plan as of the determination dates for such plans that fall within the same calendar year.

          (B) In determining the present value of the cumulative accrued benefit or the amount of the account of any employee, such present value or account shall include the amount in dollar value of the aggregate distributions made to such employee under the applicable plan during the five-year period ending on the determination date, unless reflected in the value of the accrued benefit or account balance as of the most recent valuation date. Such amounts shall include distributions to employees which represented the entire amount credited to their accounts under the applicable plan.

          (C) Further, in making such determination, in any case where an individual is a "non-key employee" as defined in subsection (h) below, with respect to an applicable plan, but was a key employee with respect to such plan for any prior PLAN YEAR, any accrued benefit and any account of such employee shall be altogether disregarded. For this purpose, to the extent that a key employee is deemed to be a key employee if he met the definition of key employee within any of the four preceding PLAN YEARS, this provision shall apply following the end of such period of time.

(h)   Key Employee

      The term "key employee" means any employee or former employee under this PLAN who, at any time during the PLAN YEAR containing the determination date or during any of the four preceding PLAN YEARS, is or was one of the following:

      (1) An officer of the EMPLOYER (as defined in subsection (j)). Whether an individual is an officer shall be determined by the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE on the basis of all the facts and circumstances, such as an individual's authority, duties and term of office, not on the mere fact that the individual has the title of an officer. For any such PLAN YEAR, there shall be treated as officers no more than the lesser of:

           (A)   50 employees, or

           (B)   the greater of three employees or 10 percent of the employees.

           For this purpose, the highest-paid officers shall be selected. Business organizations other than corporations shall be deemed to have no officers.

      (2) One of the ten employees owning (or considered as owning, within the meaning of the constructive ownership rules of the Internal Revenue Code of 1954, as amended) the largest interests in the EMPLOYER (as defined in subsection (j)). An employee who has some ownership interest is considered to be one of the top ten owners unless at least ten other employees own a greater interest than that employee. However, an employee will not be considered a top ten owner for a PLAN YEAR if the employee earns less than the maximum dollar limitation on contributions and other annual additions to a PARTICIPANT's account in a defined contribution plan under the Internal Revenue Code of 1954, as amended, as in effect for the calendar year in which the determination date falls.

      (3) Any person who owns (or is considered as owning within the meaning of the constructive ownership rules of the Internal Revenue Code of 1954, as amended) more than five percent of the outstanding stock of the EMPLOYER or stock possessing more than five percent of the combined total voting power of all stock of the EMPLOYER.

      (4) A one percent owner of the EMPLOYER having an annual compensation from the EMPLOYER of more than $150,000, and possessing more than five percent of the combined total voting power of all stock of the EMPLOYER. For purposes of this subsection, compensation means all items includable as compensation for purposes of applying the limitations on contributions and other annual additions to a PARTICIPANT's account in a defined contribution plan and the maximum benefit payable under a defined plan under the Internal Revenue Code of 1954, as amended.

           For purposes of parts (1), (2), (3) and (4) of this definition, a beneficiary of a key employee shall be treated as a key employee. For purposes of parts (3) and (4), each EMPLOYER is treated separately (without regard to the definition in subsection (j)) in determining ownership percentages; but, in determining the amount of compensation, the definition of EMPLOYER in subsection (j) is taken into account.

(i)   Non-Key Employee

      The term "non-key employee" means any employee (and any beneficiary of an employee) who is not a key employee.

(j)   Employer

      The term "employer" means EMPLOYER as defined in Section 22 of this PLAN.

(k)   Collective Bargaining Rules

      The provisions of subsection (b), (c) and (d) above do not apply with respect to any employee included in a unit of employees covered by a collective bargaining agreement unless the application of such subsections has been agreed upon with the collective bargaining agent.

(l)   Distributions to Key Employees

      Any other provisions of this PLAN to the contrary notwithstanding, distribution of the entire interest in this PLAN of each PARTICIPANT who is or any time has been a key employee shall commence no later than the end of the taxable year of the PARTICIPANT in which the PARTICIPANT attains age 70-1/2.


                              SPECIAL PROVISION K

I.    Introduction

           This Special Provision K, an amendment to the COMPANY'S RETIREMENT PLAN, adopted by the COMPANY'S Board of Directors on December 17, 1986, is the controlling and definitive statement of the Voluntary Retirement Incentive program ("VRI"). The purpose of the VRI is to reduce a surplus of COMPANY employees in certain designated operations. The VRI is a part of the RETIREMENT PLAN, and except as otherwise provided in this Special Provision K, shall be administered in accordance with and subject to the terms of the RETIREMENT PLAN. Terms in all capitals are defined in
      Section 22 of the RETIREMENT PLAN.  Terms underlined are defined in
      Section VII of Special Provision K.

           The decision of an Eligible Employee to elect to participate in the VRI is wholly voluntary, and an election not to participate in the VRI shall in no way affect benefits under the RETIREMENT PLAN to which an Eligible Employee might otherwise be entitled.

II.   Eligibility to Participate in the VRI

           Eligible Employees shall be any full-time active employee of the COMPANY or of a Participating Employer, born on or before January 1, 1937, who has at least 15 years of SERVICE on January 1, 1987. For purposes of this VRI only, the term active employee shall not include an employee of the COMPANY or a Participating Employer, (i) who, on January 1, 1987, is presently receiving benefits under Part B of the Group Life Insurance and Long Term Disability Plan; (ii) who, as of January 1, 1987, is on personal or medical leave, with or without pay; or (iii) who is a former employee whose ACTUAL RETIREMENT DATE was November 1, 1986, or earlier.

           Anything herein to the contrary notwithstanding, an Eligible Employee who (i) elects not to participate in the VRI and (ii) prior to January 1, 1988, is severed under the Company's Corporate Severance Program, shall be entitled to receive a Basic VRI Benefit under this Special Provision K. Such Basic VRI Benefit shall be in lieu of any benefits to which the Eligible Employee would otherwise be entitled to receive under the Corporate Severance Program. For purposes of calcu-lating the Basic VRI Benefit under this provision, the VRI Retirement Date shall be the first of the month following the month in which the employee is severed.

III.  Election to Participate

           An Eligible Employee must elect to participate in the VRI by submitting a completed and signed VRI enrollment form which is received by a designated COMPANY representative no later than January 30, 1987, except that Eligible Employees who are employed by Pacific Gas Transmission Company will have until the close of business, September 30, 1987, to submit their completed and signed VRI enrollment form to a designated employer representative. An Eligible Employee who fails to submit a timely enrollment form shall be deemed to have elected not to participate in the VRI. The election of an Eligible Employee not to participate in the VRI, whether through failure to timely submit a VRI election form or otherwise, shall be conclusive and binding on the employee, employee's spouse, heirs, and assigns.

IV.   VRI Benefit

      A. Basic VRI Benefit. An Eligible Employee who elects in a timely manner to participate in the VRI shall be entitled to receive a Basic VRI Benefit under the RETIREMENT PLAN equal to the BASIC PENSION benefit formula calculated under Subsection 6(a)(1), with the following adjustments:

           1. BASIC MONTHLY SALARY shall mean the PARTICIPANT'S BASIC MONTHLY SALARY on January 1, 1986, increased by 5 percent;

           2. SERVICE shall mean the PARTICIPANT'S SERVICE as of the VRI Retirement Date selected by the PARTICIPANT, increased by five years; and

           3. The EARLY RETIREMENT PENSION reduction provisions of Subsection 7(b) shall not apply to any Basic VRI Benefit payable under this Special Provision K.

      B. A Basic VRI Benefit shall be payable as of the VRI Retirement Date selected by the Eligible Employee and shall be paid as soon as practicable after the applicable VRI Retirement Date. Eligible Employees who elect to participate in the VRI shall not be subject to the age 55 requirement contained in Section 8.

      C. Section 10 of the RETIREMENT PLAN shall control the conditions under which other forms of pension may be substituted for the Basic VRI Benefit. Thus, although a PARTICIPANT is entitled to receive a Basic VRI Benefit, if the PARTICIPANT is married, Section 10(b) of the RETIREMENT PLAN requires that the Basic VRI Benefit be converted to a MARITAL PENSION, unless the PARTICIPANT'S spouse consents to an alternative form of pension.

      D. The Basic VRI Benefit payable under this Special Provision K shall be in lieu of any benefit which might otherwise be payable under the RETIREMENT PLAN.

      E. A participant who elects to participate in VRI shall also be entitled to make the elections provided in Sections 10 (Forms of Pension), 12 (Withdrawal of Participant Contributions on Termination of Employment), 13 (Death Benefits), and 14 (Facility of Payment).

V.    VRI Retirement Dates

           At such time as an employee elects to participate in the VRI, he shall select a VRI Retirement Date. For purposes of this Special Provision K, a VRI Retirement Date shall mean one of the following:

      A. For Eligible Employees other than Eligible Employees employed by Pacific Gas Transmission Company:

           1. February 1, 1987, provided, however, that eligible participants have completed all necessary VRI enrollment procedures prior to January 15, 1987;

           2.    March 1, 1987;

           3.    April 1, 1987; or

           4. The first of any month during the period commencing with March 1, 1987, and ending with and including October 1, 1987. This Subsection V.A.4. shall only apply in the event that the COMPANY or the Participating Employer, as the case may be, has a demonstrated business need which requires the retention of the Eligible Employee. Should the business needs of the COMPANY or of a Participating Employer require the retention of an Eligible Employee beyond October 1, 1987, the VRI Retirement Date shall be the first of any month during the period subsequent to October 1, 1987, and ending with and including July 1, 1988. The selection of any such VRI Retirement Date subsequent to October 1, 1987, shall be made by the COMPANY, or Participating Employer, through an appropriate member of the COMPANY's Management Committee.

      B.   For Eligible Employees employed by Pacific Gas Transmission Company:

           1. October 1, 1987, provided, however, that eligible participants have completed all necessary VRI enrollment procedures prior to September 15, 1987;

           2.    November 1, 1987; or

           3. The first of any month during the period commencing with December 1, 1987, and ending with and including June 1, 1988. This Subsection V.B.3. shall only apply in the event that Pacific Gas Transmission Company has a demonstrated need which requires the retention of the Eligible Employee.

                 The VRI Retirement Date selected shall also be the date as of which an Eligible Employee ceases to be an employee of the COMPANY or a Participating Employer, as the case may be.

VI.   Revocation of Election

           An Eligible Employee who has elected to participate in the VRI may revoke his election, provided, however, that any such revocation shall only be effective if received by the COMPANY on or before January 30, 1987, for those Eligible Employees who elected a VRI Retirement Date of February 1, 1987; February 15, 1987, for those Eligible Employees who elected a VRI Retirement Date of March 1, 1987, or later; September 30, 1987, for those Eligible Employees of Pacific Gas Transmission Company who elected a VRI Retirement Date of October 1, 1987; or October 15,

      1987, for those Eligible Employees of Pacific Gas Transmission Company who elected a VRI Retirement Date of November 1, 1987, or later.

VII.  Definitions

      A. Basic VRI Benefit: The benefit calculated under Section IV of this Special Provision K.

      B. Eligible Employee: An employee of the COMPANY or of a Participating Employer who has met the eligibility criteria as set forth in
           Section II on January 1, 1987. For purposes of this Special Provision K only, Eligible Employee shall not include any COMPANY Officer at the vice presidential level, or above.

      C. Participating Employer: Natural Gas Corporation, Pacific Gas Transmission Company, and Pacific Service Employees Association.

      D. VRI: The COMPANY's Voluntary Retirement Incentive program as set forth in this Special Provision K.

      E. VRI Retirement Date: The date selected by an Eligible Employee under Section V of this Special Provision K.


                              SPECIAL PROVISION M

I.    Introduction

           This Special Provision M, an amendment to the COMPANY'S RETIREMENT PLAN, adopted by the COMPANY'S Board of Directors on February 17, 1993, is the controlling and definitive statement of the Voluntary Retirement Incentive program ("VRI"). The purpose of the VRI is to reduce a surplus of COMPANY employees in certain designated operations. The VRI is a part of the RETIREMENT PLAN, and except as otherwise provided in this Special Provision M, shall be administered in accordance with and subject to the terms of the RETIREMENT PLAN. Terms in all capitals are defined in
      Section 22 of the RETIREMENT PLAN.  Terms underlined are defined in
      Section VII of Special Provision M.

           The decision of an Eligible Employee to elect to participate in the VRI is wholly voluntary, and an election not to participate in the VRI shall in no way affect benefits under the RETIREMENT PLAN to which an Eligible Employee might otherwise be entitled.

II.   Eligibility to Participate in the VRI

           An Eligible Employee shall be any active employee of the COMPANY whose base job classification on February 17, 1993, is in a Targeted Organization and who was born on or before December 31, 1942, and has at least 15 years of SERVICE on December 31, 1992. For purposes of this VRI only, the term active employee shall not include an employee of the COMPANY (i) who, on February 17, 1993, is presently receiving benefits under Part B of the Group Life Insurance and Long Term Disability Plan;
      (ii) who is on a leave of absence, with or without pay, which began on or prior to August 17, 1992; or (iii) who is a former employee whose ACTUAL RETIREMENT DATE was February 1, 1993, or earlier.

III.  Election to Participate

           An Eligible Employee must elect to participate in the VRI by submitting a completed and signed VRI enrollment form which is received by a designated COMPANY representative no later than April 23, 1993. An Eligible Employee who fails to submit a timely enrollment form shall be deemed to have elected not to participate in the VRI. The election of an Eligible Employee not to participate in the VRI, whether through failure to submit a timely VRI election form or otherwise, shall be conclusive and binding on the employee, employee's spouse, heirs, and assigns.

IV.   VRI Benefit

      A. Basic VRI Benefit. An Eligible Employee who elects in a timely manner to participate in the VRI shall be entitled to receive a Basic VRI Benefit under the RETIREMENT PLAN equal to the BASIC PENSION benefit formula calculated under Subsection 6(a)(1), with the following adjustments:

           1. SERVICE shall mean the PARTICIPANT'S SERVICE as of last VRI Retirement Date for such Eligible Employee, increased by three years; and

           2. The EARLY RETIREMENT PENSION reduction provisions of Subsection 7(b) shall not apply to any Basic VRI Benefit payable under this Special Provision M.

      B. A Basic VRI Benefit shall be payable as of the VRI Retirement Date selected by the Eligible Employee and shall be paid as soon as practicable after the applicable VRI Retirement Date. Eligible Employees who elect to participate in the VRI shall not be subject to the age 55 requirement contained in Section 8.

      C. Section 10 of the RETIREMENT PLAN shall control the conditions under which other forms of pension may be substituted for the Basic VRI Benefit. Thus, although a PARTICIPANT is entitled to receive a Basic VRI Benefit, if the PARTICIPANT is married, Section 10(b) of the RETIREMENT PLAN requires that the Basic VRI Benefit be converted to a MARITAL PENSION, unless the PARTICIPANT'S spouse consents to an alternative form of pension.

      D. The Basic VRI Benefit payable under this Special Provision M shall be in lieu of any benefit which might otherwise be payable under the RETIREMENT PLAN.

      E. A participant who elects to participate in VRI shall also be entitled to make the elections provided in Sections 10 (Forms of Pension), 12 (Withdrawal of Participant Contributions on Termination of Employment), 13 (Death Benefits), and 14 (Facility of Payment).

V.    VRI Retirement Dates

           At such time as an employee elects to participate in the VRI, he shall select a VRI Retirement Date. For purposes of this Special Provision M, a VRI Retirement Date shall mean one of the following:

      A.   May 1, 1993;

      B.   June 1, 1993; or

      C. The first of any month during the period commencing with July 1, 1993, and ending with and including June 1, 1994. This Subsection C shall only apply in the event that the COMPANY has a demonstrated business need which requires the retention of the Eligible Employee. The selection of any such VRI Retirement Date subse-quent to June 1, 1993, can be made only with the written approval of both of the Company's Executive Vice Presidents.

           The VRI Retirement Date selected shall also be the date as of which an Eligible Employee ceases to be an employee of the COMPANY.

VI.   Revocation of Election

           An Eligible Employee who has elected to participate in the VRI may revoke his election, provided, however, that any such revocation shall only be effective if received by the COMPANY on or before April 23, 1993, for those Eligible Employees who elected a VRI Retirement Date of May 1, 1993; or April 30, 1993, for those Eligible Employees who elected a VRI Retirement Date of June 1, 1993, or later.

VII.  Definitions

      A. Basic VRI Benefit: The benefit calculated under Section IV of this Special Provision M.

      B. Eligible Employee: An employee of the COMPANY who has met the eligibility criteria as set forth in Section II. For purposes of this Special Provision M only, Eligible Employee shall not include any COMPANY Officer.

      C. Targeted Organization: Distribution Business Unit; Engineering and Construction Business Unit; Gas Supply Business Unit except the Gas Dispatch Department and except employees with job levels of 32 and above; Nuclear Operations Support Department; Nuclear Safety and Regulatory Affairs Department; Nuclear Engineering and Construction Services Department; Nuclear Business and Financial Management Department; Nuclear Documentation and Support Department; Quality Assurance Department; human resources departments, including business unit human resources organizations being consolidated with corporate human resources; computer and telecommunication services departments, including business unit and corporate services organizations being consolidated with corporate computer and telecommunication services departments; Corporate Communications departments, including business unit media and employee communications units being consolidated with Corporate Communications departments; community and governmental relations departments including regional public affairs units being consolidated with corporate governmental relations departments; and the Economics and Forecasting Department.

      D. VRI: The COMPANY's Voluntary Retirement Incentive program as set forth in this Special Provision M.

      E. VRI Retirement Date: The date selected by an Eligible Employee under Section V of this Special Provision M.





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